EXECUTION VERSION
INDENTURE
among
LEAF II RECEIVABLES FUNDING, LLC,
as Issuer,
U.S. BANK NATIONAL ASSOCIATION,
as Trustee,
and
U.S. BANK NATIONAL ASSOCIATION,
as Custodian
Equipment Contract Backed Notes, Series 2007-1, Class A-1,
Equipment Contract Backed Notes, Series 2007-1, Class A-2,
Equipment Contract Backed Notes, Series 2007-1, Class A-3
and
Equipment Contract Backed Notes, Series 2007-1, Class B
dated as of June 1, 2007

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PAGE

EXHIBITS

A-1a	Form of Global Class A-1 Note
A-1b	Form of Definitive Class A-1 Note
A-2a	Form of Global Class A-2 Note
A-2b	Form of Definitive Class A-2 Note
A-3a	Form of Global Class A-3 Note
A-3b	Form of Definitive Class A-3 Note
B-1	Form of Global Class B Note
B-2	Form of Definitive Class B Note
C	Reserved.
D-1	Form of Request for Release
D-2	Form of Return of Documents to Custodian
E	Form of Custodian and Trustee Certificate Re: Substitutions
F	Form of Release Agreement Re: Existing Indebtedness
G	Form of Temporary Regulation S Certificate
H	Form of Global Note Transfer Certificate
I	Form of Investor Certificate
J	Form of Substitution Certificate
K	Swap Agreement

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     This Indenture, dated as of June 1, 2007 (as amended, supplemented or modified from time to time, this “Indenture”), is entered into among LEAF II RECEIVABLES FUNDING, LLC, a Delaware limited liability company, as Issuer and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Trustee and as Custodian.
PRELIMINARY STATEMENT
     The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of its Equipment Contract Backed Notes, Series 2007-1 (the “Notes”), issuable as provided in this Indenture. All covenants and agreements made by the Issuer herein are for the benefit and security of the Noteholders and the Note Insurer. The Issuer, the Servicer, and the Back-up Servicer are entering into this Indenture, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.
     All things necessary to make this Indenture a valid agreement of the Issuer, the Trustee and the Custodian in accordance with its terms have been done.
GRANTING CLAUSE
     To secure the payment of the principal of and interest on the Notes in accordance with their terms, the payment of all sums payable under this Indenture and the other Transaction Documents and the performance of the covenants contained in this Indenture and the other Transaction Documents, the Issuer hereby Grants to the Trustee, solely in trust and as collateral security as provided in this Indenture, for the benefit of the Secured Parties, a security interest in all of the Issuer’s “accounts,” “deposit accounts,” “chattel paper,” “payment intangibles,” “commercial tort claims,” “supporting obligations,” “promissory notes,” “letter-of-credit rights,” “documents,” “goods,” “fixtures,” “general intangibles,” “instruments,” “inventory,” “equipment,” “investment property,” “proceeds” (as each of the foregoing terms is defined in the UCC), rights, interests and property (whether now owned or hereafter acquired or arising), including the Issuer’s right, title and interest (whether now owned or hereafter acquired or arising) in and to and under the following: (a) the Contracts listed on the Contract Schedule; (b) the related Contract Assets; (c) the Assignment Agreements; (d) any rights of the Issuer under each Purchase and Sale Agreement and any Acquisition Agreements; (e) any rights of the Issuer under the Servicing Agreement; (f) the Reserve Account, the Collection Account and the Servicer Transition Account and all amounts from time to time on deposit therein (including any Eligible Investments, investment property and other property at any time and from time to time in such accounts), except that the Class B Noteholders shall have no right, title or interest in or to any proceeds of the Class A Insurance Policy that may be deposited therein; (g) all amounts from time to time on deposit in the Lockbox Account with respect to the Contracts and the Equipment; (h) the interest of the Issuer in the Equipment; (i) any Insurance Policy and Insurance Proceeds; (j) the Swap Agreement, including all net swap receipts and Swap Termination Amounts received from the Swap Counterparty under the Swap Agreement; and (k) all income, payments and proceeds of the foregoing (including, but not by way of limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, investment property and other forms of obligations and receivables which at any time constitute all or part or are included in the proceeds of any of the foregoing) (all of the foregoing being hereinafter referred to as the “Collateral”). The foregoing Grant, transfer, assignment, set over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Trustee or the Secured Parties of any obligation of the Issuer, the Servicer or any other Person in connection with the Collateral or under any agreement or instrument relating thereto. In furtherance and not in limitation of the foregoing, the Issuer hereby assigns to the Trustee, for the benefit of the Secured Parties, all of its right, title and interest in and to all liens and security interests in any assets, and all UCC financing statements related thereto.
     The Trustee acknowledges its acceptance on behalf of the Secured Parties of a security interest in all of the Issuer’s right, title and interest in and to the Collateral and declares that it shall maintain the Collateral in accordance with the provisions hereof.
ARTICLE I
DEFINITIONS
     Section 1.01 Definitions. Except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms used but not otherwise defined herein have the meaning set forth in the Definitions Annex attached hereto as Schedule II.
     Section 1.02 Certain Rules of Construction. Unless the context of this Indenture clearly requires otherwise: (a) references to the plural include the singular and to the singular include the plural; (b) references to any gender include any other gender; (c) the words “include” and “including” are not limiting; (d) the words “hereof,” “herein,” “hereby,” and “hereunder,” and any other similar words, refer to this Indenture as a whole and not to any particular provision hereof; and (e) article, section, subsection, clause, exhibit, and schedule references are to this Indenture. Article, section, and subsection headings are for convenience of reference only, shall not constitute a part of this Indenture for any other purpose, and shall not affect the construction of this Indenture. All exhibits and schedules attached hereto are incorporated herein by this reference. Any reference herein to this Indenture or any other agreement, document, or instrument includes all permitted alterations, amendments, changes, extensions, modifications, renewals, or supplements thereto or thereof, as applicable.
ARTICLE II
NOTE FORM
     Section 2.01 Form Generally. The Notes and the related certificates of authentication shall be in substantially the form described in this Indenture, with such appropriate insertions, omissions, substitutions and other variations as are expressly required or permitted by this Indenture. The Notes may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined appropriate by the officers executing such Notes, as evidenced by their execution of the Notes. The terms of each Note are intended to be incorporated into this Indenture.
     Section 2.02 Multiple Classes of Notes; Form for Each Class; Rights of Each Class.

This Indenture provides for the issuance by the Issuer of four classes of Notes, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class B Notes. Each Note shall bear upon its face the designation of the Class to which it belongs. Each Class A-1 Note issued in the form of a Global Note shall be in the form of Exhibit A-1a attached hereto and each Class A-1 Note issued in the form of a Definitive Note shall be in the form of Exhibit A-1b attached hereto. Each Class A-2 Note issued in the form of a Global Note shall be in the form of Exhibit A-2a attached hereto and each Class A-2 Note issued in the form of a Definitive Note shall be in the form of Exhibit A-2b attached hereto. Each Class A-3 Note issued in the form of a Global Note shall be in the form of Exhibit A-3a attached hereto and each Class A-2 Note issued in the form of a Definitive Note shall be in the form of Exhibit A-3b attached hereto. Each Class B Note issued in the form of a Global Note shall be in the form of Exhibit B-1 attached hereto and each Class B Note issued in the form of a Definitive Note shall be in the form of Exhibit B-2 attached hereto. All Notes in the same Class shall be in substantially identical form except for differences in registration information and denomination and such other variations as may be permitted by this Indenture.
     (a) Global Notes. The Notes are being offered and sold by the Issuer to the Initial Purchaser pursuant to the Note Purchase Agreement.
     Notes offered and sold to QIBs in reliance on Rule 144A shall be issued initially in the form of Rule 144A Global Notes, which shall be delivered by the Trustee to the Security Depository or pursuant to the Security Depository’s instructions, and registered in the name of the Security Depository or a nominee of the Security Depository, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Rule 144A Global Notes may from time to time be increased (up to the maximum authorized amount) or decreased by adjustments made on the records of the Trustee and the Security Depository or its nominee as hereinafter provided. The Trustee shall not be liable for any error or omission by the Security Depository in making such record adjustments and the records of the Trustee shall be controlling with regard to the outstanding principal amount of Rule 144A Global Notes hereunder.
     Notes offered and sold in reliance on Regulation S shall be issued initially in the form of the Regulation S Temporary Global Note and shall be delivered by the Trustee to the Security Depository or pursuant to the Security Depository’s instructions, and registered in the name of the Security Depository or the nominee of the Security Depository for the investors’ respective accounts at Euroclear Bank S.A./N.V. as operator of and banker to the Euroclear System (“Euroclear”) or Clearstream Banking, société anonyme (“Clearstream”), duly executed by the Issuer and authenticated by the Trustee as hereinafter provided. The “40-day restricted period” (as defined in Regulation S) shall be terminated upon the receipt by the Trustee of a written certificate substantially in the form of Exhibit G attached hereto from each prospective Note Owner, together with copies of certificates from Euroclear and Clearstream, certifying that they have received certification from 100% of the aggregate principal amount of the Regulation S Temporary Global Note that such Note Owners (i) are not U.S. Persons and (ii) purchased such beneficial interest in an offshore transaction. Following the termination of the 40-day restricted period, beneficial interests in the Regulation S Temporary Global Note shall be exchanged for beneficial interests in Regulation S Permanent Global Notes which will be deposited with the Trustee, as custodian, and registered in the name of a nominee of the Security Depository.

Simultaneously with the authentication of the Regulation S Permanent Global Notes, the Trustee shall cancel the Regulation S Temporary Global Note. Notwithstanding any other provision of this Indenture, the Trustee shall not (i) pay interest or principal on any beneficial interest of the Regulation S Temporary Global Note or (ii) permit any exchange of any beneficial interest in the Regulation S Temporary Global Note for a beneficial interest in the Regulation S Permanent Global Note with respect to any beneficial interest held by any Note Owner that has not provided to the Trustee a written certificate in substantially the form attached hereto as Exhibit G. The aggregate principal amount of the Regulation S Temporary Global Note and the Regulation S Permanent Global Notes may from time to time be increased (up to the maximum authorized amount) or decreased by adjustments made on the records of the Trustee and the Security Depository or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided. The Trustee shall incur no liability for any error or omission of the Security Depository in making such record adjustments and the records of the Trustee shall be controlling with regard to the outstanding principal amount of Regulation S Global Notes hereunder.
     Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee, or by the Note Registrar at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.07 hereof.
     The provisions of the “Operating Procedures of the Euroclear System” and “Terms and Conditions Governing Use of Euroclear” and the “Management Regulations” and “Instructions to Participants” of Clearstream shall be applicable to interests in the Regulation S Temporary Global Note and the Regulation S Permanent Global Notes that are held by the members of, or participants in, the Security Depository (the “Agent Members”) through Euroclear or Clearstream.
     Except as set forth in Section 2.07 hereof, the Global Notes may be transferred, in whole and not in part, only to another nominee of the Security Depository or to a successor of the Security Depository or its nominee.
     (b) Book-Entry Provisions. This Section 2.02(b) shall apply only to the Rule 144A Global Notes and the Regulation S Permanent Global Notes deposited with or on behalf of the Security Depository.
     The Issuer shall execute and the Trustee shall, in accordance with this Section 2.02(b), authenticate and deliver one Global Note for each Class of Notes which shall be (i) registered in the name of the Security Depository or the nominee of the Security Depository and (ii) delivered by the Trustee to the Security Depository or pursuant to the Security Depository’s instructions.
     Agent Members shall have no rights either under this Indenture with respect to any Global Note held on their behalf by the Security Depository or by the Trustee as custodian for the Security Depository or under such Global Notes, and the Security Depository may be treated by the Issuer, the Trustee, the Note Insurer and any agent of the Issuer, the Trustee or the Note Insurer as the absolute owner of such Global Notes for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee, the Note Insurer or any agent of the Issuer, the Trustee or the Note Insurer from giving effect to any written certification, proxy or other authorization furnished by the Security Depository or impair, as between the Security Depository and its Agent Members, the operation of customary practices of such Security Depository governing the exercise of the rights of an owner of a beneficial interest in any Global Notes.
     The Note Registrar, the Note Insurer and the Trustee shall treat the Security Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and shall have no obligation to the Note Owners.
     The rights of Note Owners shall be exercised only through the Security Depository and shall be limited to those established by law and agreements between such Note Owners and the Security Depository and/or the Agent Members. The initial Security Depository will make book-entry transfers among the Agent Members and receive and transmit payments of principal of and interest on the Notes to such Agent Members with respect to such Global Notes.
     Whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding amount of the Notes, the Security Depository shall be deemed to represent such percentage only to the extent that it (i) has received instructions to such effect from Note Owners and/or Agent Members owning or representing, respectively, such required percentage of the beneficial interest in the Notes and (ii) has delivered such instructions to the Trustee.
     (c) Definitive Notes. Except as provided in Section 2.05, owners of beneficial interests in Global Notes will not be entitled to receive physical delivery of certificated definitive, fully registered Notes (any such Notes, the “Definitive Notes”). The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.
     (d) Each Note issued under this Indenture shall be in all respects equally and ratably secured with each other Note by the Collateral Granted by the Issuer hereunder, except that the Class B Notes are not entitled to the benefits of the Class A Insurance Policy, any proceeds therefrom or any other benefit to be derived therefrom. Each Note shall be entitled to the benefits hereof, without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Notwithstanding the foregoing, all cash amounts shall be applied by the Trustee in accordance with the express provisions hereof and the rights of the Holders of the Class B Notes (1) to receive payments of interest in respect of the Class B Notes on any Payment Date, on the Stated Maturity Date or on any Redemption Date shall be subordinate to the rights of the Holders of Class A Notes to receive payment of interest on the Class A Notes and to certain other payments as set forth in Section 13.03 and others entitled to receive payments thereunder and (2) to receive payments of principal in respect of the Class B Notes on any Payment Date, on the Stated Maturity Date or on any Redemption Date shall be subordinate to the rights of the Holders of the Class A Notes to receive principal paid on the Class A Notes and to certain payments, as set forth in 13.03.
     Section 2.03 Denomination. The aggregate stated principal amount of the Class A-1 Notes that may be authenticated and delivered under this Indenture is $84,000,000, the aggregate stated principal amount of the Class A-2 Notes that may be authenticated and delivered under this Indenture is $77,000,000, the aggregate stated principal amount of the Class A-3 Notes that may be authenticated and delivered under this Indenture is $101,320,000, the aggregate stated principal amount of the Class B Notes that may be authenticated and delivered under this Indenture is $14,530,000, except for Notes of the same Class authenticated and delivered upon registration of transfer, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.06, 2.08 or 10.05. The Notes shall be issuable only as registered Notes without coupons in the denominations of at least $100,000 with respect to any Note and multiples of $1,000 for any amount in excess thereof; provided that the foregoing shall not restrict or prevent the transfer, in accordance with Sections 2.06 and 2.07, of any “stub” Note with a remaining Outstanding Note Balance of less than $100,000 with respect to any Note.
     Section 2.04 Execution, Authentication, Delivery and Dating. The Notes shall be executed on behalf of the Issuer by the manual or facsimile signature of one of its authorized officers. Notes bearing the manual or facsimile signatures of individuals who were at any time authorized officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices subsequent to the authentication or delivery of such Notes.
     Each Note shall be dated as of the date of its authentication. No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee upon receipt of an Issuer Order or by any Authenticating Agent by the manual signature of one of its authorized officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.
     Section 2.05 Issuance of Definitive Notes. If Book-Entry Notes have been issued with respect to any Class and (a) the Issuer advises the Trustee that the Security Depository is no longer willing or able to discharge properly its responsibilities with respect to such Class and the Trustee or the Issuer is unable to locate a qualified successor, (b) the Issuer at its option elects to terminate the book-entry system through DTC, or (c) after the occurrence of an Event of Default, Noteholders of not less than 50% of the Outstanding Note Balance of Notes of either Class advise the Trustee and DTC that it is no longer in the best interests of such Class to have the Notes of such Class in book-entry form, then upon surrender to the Trustee of any such Notes by the Security Depository, accompanied by registration instructions from the Security Depository for registration of Definitive Notes, the Issuer shall execute and the Trustee shall authenticate and the Note Registrar shall deliver such Definitive Notes to the applicable Noteholders. Neither the Issuer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. The Trustee shall recognize the Holders of such Definitive Notes as Noteholders hereunder.
     Section 2.06 Registration, Registration of Transfer and Exchange.
     (a) The Issuer shall cause to be kept a register (the “Note Register”) at the office of an agent (the “Note Registrar”), in accordance with Section 7.13, and in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall, on behalf of the Issuer, provide for the registration, issuance and ownership of the Notes and the registration of transfers of the Notes. The Trustee is hereby appointed the initial Note Registrar. The Note Insurer, each Noteholder and, if the Note Registrar is someone other than the Trustee, the Trustee shall have the right to examine the Note Register at all reasonable times and to rely conclusively upon an Officer’s Certificate of the Note Registrar as to the names and addresses of the Noteholders and the principal amounts and numbers of such Notes as held.
     (b) The Notes have not been registered under the Securities Act or the securities laws of any jurisdiction. Consequently, the Notes are not transferable other than pursuant to Rule 144A or Regulation S. Each Person who has or who acquires any Ownership Interest in a Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of this Section 2.06.
     (c) With respect to any Definitive Note, at the option of the Noteholder thereof, Notes may be exchanged for other Notes of any authorized denominations (together with any “stub note” reflecting the remaining principal balance of such Note(s) that is less than the minimum authorized denomination), aggregate principal amount and Stated Maturity Date, upon surrender of the Notes to be exchanged at the Corporate Trust Office. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Trustee or its agents shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive.
     (d) With respect to any Definitive Note, any Definitive Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed. All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same rights, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange. No service charge shall be charged to a Noteholder for any registration of transfer or exchange of Notes, but the Issuer and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.
     Section 2.07 Limitation on Transfer and Exchange. (a) The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Security Depository, in accordance with this Indenture and the procedures of the Security Depository therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Beneficial interests in a Global Note may be transferred to persons who take delivery thereof in the form of a beneficial interest in the same Global Note in accordance with the transfer restrictions set forth in the legend in subsection (d)(xii) of Section 2.07. Transfers of beneficial interests in the Global Notes to persons required or permitted to take delivery thereof in the form of an interest in another Global Note shall be permitted as follows:
     (i) Rule 144A Global Note to Regulation S Global Note. If, at any time, an owner of a beneficial interest in a Rule 144A Global Note deposited with the Security Depository (or the Trustee as custodian for the Security Depository) wishes to transfer its interest in such Rule 144A Global Note to a person who will take delivery thereof in the form of an interest in a Regulation S Global Note, such owner shall, subject to compliance with the applicable procedures described herein (the “Applicable Procedures”), exchange or cause the exchange of such interest for an equivalent beneficial interest in a Regulation S Global Note as provided in this Section 2.07(a)(i). Upon receipt by the Trustee of (1) instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited a beneficial interest in the Regulation S Global Note in an amount equal to the beneficial interest in the Rule 144A Global Note to be exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Security Depository and the Euroclear or Clearstream account to be credited with such increase, and (3) a certificate in the form of Exhibit H attached hereto given by the transferor of such beneficial interest stating that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S, then the Trustee, as Note Registrar, shall instruct the Security Depository to reduce or cause to be reduced the initial aggregate principal amount of the applicable Rule 144A Global Note and to increase or cause to be increased the initial aggregate principal amount of the applicable Regulation S Global Note by the initial principal amount of the beneficial interest in the Rule 144A Global Note to be exchanged, to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Regulation S Global Note equal to the reduction in the initial aggregate principal amount of the Rule 144A Global Note, and to debit, or cause to be debited, from the account of the person making such exchange or transfer the beneficial interest in the Rule 144A Global Note that is being exchanged or transferred.
     (ii) Regulation S Global Note to Rule 144A Global Note. If, at any time an owner of a beneficial interest in a Regulation S Global Note deposited with the Security Depository or with the Trustee as custodian for the Security Depository wishes to transfer its interest in such Regulation S Global Note to a person who will take delivery thereof in the form of an interest in a Rule 144A Global Note, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Rule 144A Global Note as provided in this Section 2.07(a)(ii). Upon receipt by the Trustee of (1) instructions from Euroclear or Clearstream, if applicable, and the Security Depository, directing the Trustee, as Note Registrar, to credit or cause to be credited a beneficial interest in the Rule 144A Global Note equal to the beneficial interest in the Regulation S Global Note to be exchanged, such instructions to contain information regarding the participant account with the Security Depository to be credited with such increase, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Security Depository and (3) a certificate in the form of Exhibit H hereto given by the transferor of such beneficial interest stating (A) that the person transferring such interest in a Regulation S Global Note reasonably believes that the person acquiring such interest in a Rule 144A Global Note is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and any applicable blue sky or securities laws of any state of the United States or (B) that the transfer complies with the requirements of Rule 144A under the Securities Act and any applicable blue sky or securities laws of any state of the United States, then the Trustee, as Note Registrar, shall instruct the Security Depository to reduce or cause to be reduced the initial aggregate principal amount of such Regulation S Global Note and to increase or cause to be increased the initial aggregate principal amount of the applicable Rule 144A Global Note by the initial principal amount of the beneficial interest in the Regulation S Global Note to be exchanged, and the Trustee, as Note Registrar, shall instruct the Security Depository, concurrently with such reduction, to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the applicable Rule 144A Global Note equal to the reduction in the aggregate principal amount at maturity of such Regulation S Global Note and to debit or cause to be debited from the account of the person making such transfer the beneficial interest in the Regulation S Global Note that is being transferred.
     (b) Transfer and Exchange from Definitive Notes to Definitive Notes. When Definitive Notes are presented by a Holder to the Note Registrar with a request:
     (i) to register the transfer of Definitive Notes in the form of other Definitive Notes; or
     (ii) to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Note Registrar shall register the transfer or make the exchange as requested; provided, however, that the Definitive Notes presented or surrendered for register of transfer or exchange:
     (A) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Note Registrar duly executed by such Holder or by his attorney, duly authorized in writing; and
     (B) shall be accompanied by an Investment Letter substantially in the form of Exhibit I attached hereto shall be delivered by the proposed transferee to the Issuer and to the Trustee to the effect that such transfer is in compliance with Rule 144A or Regulation S.
     (c) Restrictions on Transfer and Exchange of Global Notes. Notwithstanding any other provision of this Indenture, a Global Note may not be transferred as a whole except by the Security Depository to a nominee of the Security Depository or by a nominee of the Security Depository to the Security Depository or another nominee of the Security Depository or by the Security Depository or any such nominee to a successor Security Depository or a nominee of such successor Security Depository.

     (d) Each purchaser of a Note or an interest in a Note, other than the Initial Purchaser, will be deemed to have represented and agreed as follows:
     (i) It understands that the Notes will be offered and may be resold by the Initial Purchaser only to QIBs pursuant to Rule 144A or to Foreign Purchasers acquiring the Notes outside the United States.
     (ii) It understands that the Notes have not been registered under, and were transferred to it in a transaction not involving any public offering within the meaning of, the Securities Act, and that if in the future it decides to re-offer, resell, pledge or otherwise transfer such Notes it will do so only in accordance with applicable state securities laws and (i) pursuant to Rule 144A to a Person whom the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, purchasing for its own account or for the account of a QIB, whom the holder has informed that such re-offer, resale, pledge or other transfer is being made in reliance on Rule 144A or to the Issuer pursuant to the terms of the Indenture, or (ii) in an offshore transaction in accordance with Regulation S (as indicated by the box checked by the transferor on the certificate of transfer on the reverse of such security if such security is not in Book-Entry Form), but, if such transfer is being effected by an Initial Foreign Purchaser or any Foreign Purchaser who has purchased the Notes from an Initial Foreign Purchaser or from any Person other than a QIB or an institutional accredited investor pursuant to this clause (ii) prior to the expiration of the “40-day restricted period” (within the meaning of Regulation S under the Securities Act), the transferee shall have certified to the Issuer and the Trustee that such transferee is a non-U.S. Person (within the meaning of Regulation S) and that such transferee is acquiring the Notes in an offshore transaction.
     (iii) It acknowledges that none of the Issuer, the Initial Purchaser or any Person representing the Issuer or the Initial Purchaser has made any representation to it with respect to the Issuer, any affiliates thereof or the offering or sale of the Notes, other than the information contained in the Offering Circular. It is purchasing the Notes for its own account, or for one or more investor accounts for which it is acting as a fiduciary or agent, in each case for investment purposes only, and not with a view to, or for offer or resale in connection with, any distribution thereof in violation of the Securities Act or the applicable state securities laws, subject to any requirements of law that the disposition of its property or the property of such investor account be at all times within its or their control and subject to its or their ability to resell such Notes pursuant to Rule 144A and Regulation S.
     (iv) If it is acquiring any Note as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to such account and that it has full power to make the acknowledgments, representations and agreements contained herein on behalf of each such account.
     (v) It is either (1) a QIB purchasing for its own account or for the account of another QIB and it, and such other Person (if applicable), are aware that the sale to it is being made in reliance on Rule 144A, or (2) not a U.S. Person and is acquiring the Notes outside of the United States in accordance with Regulation S.

     (vi) It acknowledges that transfers of the Notes shall otherwise be subject in all respects to the restrictions applicable thereto contained in this Indenture.
     (vii) (A) It is not (and for so long as it holds any Notes or an interest therein will not be), and is not acting on behalf of (and for so long as it holds any Notes or an interest herein will not be acting on behalf of), an “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to Title I of ERISA, a plan described in Section 4975(e)(1) of the Code or an entity which is deemed to hold the assets of any such plan (“Plan Assets”) pursuant to 29 C.F.R. Section 2510.3-101 as modified by Section 3(42) of ERISA (the “Plan Asset Regulation”) (each a “Benefit Plan Investor”), or (B) (i) its purchase and continued holding of such Note will be covered by a statutory exemption or a prohibited transaction class exemption issued by the United States Department of Labor, (ii) at the time of acquisition the Notes are rated at least investment grade and (iii) it believes that the Notes are properly treated as indebtedness without substantial equity features for purposes of the Plan Asset Regulations and agrees to so treat such Notes.
     (viii) It acknowledges and agrees to treat the Notes as debt for all federal, state and local income tax purposes.
     (ix) [Reserved.]
     (x) It is purchasing one or more Notes in an amount of at least $100,000, and it understands that such Notes may be resold, pledged or otherwise transferred in an amount of at least $100,000 (unless the outstanding principal amount of such Note shall be less than $100,000.
     (xi) It understands that the Notes will bear a legend substantially to the following effect unless the Issuer determines otherwise consistent with applicable law:
For Rule 144A Global Notes Only: Unless this Note is presented by an authorized representative of the Depository Trust Company, a New York corporation (“DTC”), to the Transferor of such Note (the “Transferor”) or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or the use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES (1) THAT THIS NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND (A) IN A TRANSACTION

MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT, OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB AND TO WHOM NOTICE IS GIVEN THAT RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE ISSUER PURSUANT TO THE TERMS OF THE INDENTURE, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR (C) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, AND (2) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TO BE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THE INDENTURE RELATING TO THIS NOTE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN IN VIOLATION OF THE FOREGOING. EACH TRANSFEREE ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE IS DEEMED TO REPRESENT TO THE ISSUER AND THE SERVICER THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT, A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB, A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS UNDER) REGULATION S UNDER THE SECURITIES ACT. EACH HOLDER HEREOF IS DEEMED TO REPRESENT AND WARRANT EITHER (A) THAT IT IS NOT (AND FOR SO LONG AS IT HOLDS THIS NOTE OR AN INTEREST HEREIN WILL NOT BE), AND IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT HOLDS THIS SECURITY OR AN INTEREST HEREIN WILL NOT BE ACTING ON BEHALF OF), AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR AN ENTITY WHICH IS DEEMED TO HOLD THE ASSETS OF ANY SUCH PLAN (“PLAN ASSETS”) PURSUANT TO 29 C.F.R. SECTION 2510.3-101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE “PLAN ASSET REGULATION”) (EACH A “BENEFIT PLAN INVESTOR”), OR (B) (I) ITS PURCHASE AND OWNERSHIP OF THIS SECURITY WILL BE COVERED BY A PROHIBITED TRANSACTION CLASS EXEMPTION ISSUED BY THE UNITED STATES DEPARTMENT OF LABOR, (II) AT THE TIME OF ACQUISITION THE NOTES ARE RATED AT LEAST INVESTMENT GRADE AND (III) IT BELIEVES THAT THE NOTES ARE PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT SUCH NOTES. THE NOTES OR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED ONLY IN

PERMITTED DENOMINATIONS SPECIFIED IN THE INDENTURE. ACCORDINGLY, AN INVESTOR IN THIS NOTE MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.
In addition to the legending set forth on a Rule 144A Book-Entry Note, Regulation S Book-Entry Notes shall bear additional legending substantially to the following effect unless the Issuer determines otherwise consistent with applicable law:
1.	EACH INVESTOR IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT UNDERSTANDS THAT THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, THAT ANY OFFERS, SALES OR DELIVERIES OF THE NOTES PURCHASED BY IT IN THE UNITED STATES OR TO U.S. PERSONS PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF (I) THE COMMENCEMENT OF THE DISTRIBUTION OF THE NOTES, AND (II) THE CLOSING DATE, MAY CONSTITUTE A VIOLATION OF UNITED STATES LAW, AND THAT DISTRIBUTIONS OF PRINCIPAL AND INTEREST WILL BE MADE IN RESPECT OF SUCH NOTES ONLY FOLLOWING THE DELIVERY BY THE HOLDER OF A CERTIFICATION OF NON-U.S. BENEFICIAL OWNERSHIP OR THE EXCHANGE OF BENEFICIAL INTEREST IN REGULATION S TEMPORARY BOOK-ENTRY NOTES FOR BENEFICIAL INTERESTS IN THE RELATED RULE 144A BOOK-ENTRY NOTES (WHICH IN EACH CASE WILL ITSELF REQUIRE A CERTIFICATION OF NON-U.S. BENEFICIAL OWNERSHIP), AT THE TIMES AND IN THE MANNER SET FORTH IN THE INDENTURE.

2.	In addition to the legending set forth on a Rule 144A Global Note, the Regulation S Temporary Book-Entry Notes representing the Notes sold to each investor in an offshore transaction complying with Rule 903 or Rule 904 of Regulation S under the Securities Act will bear a legend to the following effect, unless the Issuer determines otherwise consistent with applicable law:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED AND, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF (I) THE COMPLETION OF THE DISTRIBUTION OF THE NOTES AND (II) THE CLOSING DATE, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF

THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE PROCEDURES SPECIFIED IN THE INDENTURE.
     (xii) It acknowledges that the Issuer, the Servicer, the Initial Purchaser and others will rely on the truth and accuracy of the foregoing acknowledgments, representations and agreements, and agrees that if any of the foregoing acknowledgments, representations and agreements deemed to have been made by it are no longer accurate, it shall promptly notify the Issuer, the Servicer and the Initial Purchaser.
     (e) Except as otherwise required under the Note Purchase Agreement, the Initial Purchaser shall not be required to deliver, and neither the Issuer nor the Trustee shall demand therefrom, any of the certifications or opinions described in this Section 2.07 in connection with the initial issuance of the Notes and the delivery thereof by the Issuer.
     Section 2.08 Mutilated, Destroyed, Lost or Stolen Note. (a) If (i) any mutilated Note is surrendered to the Trustee or the Issuer, or the Trustee and the Issuer receive evidence to their reasonable satisfaction of the destruction, loss or theft of any Note, and (ii) in the case of a destroyed, lost, or stolen Note, there is delivered to the Trustee and the Issuer such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee and the Issuer that such Note has been acquired by a bona fide purchaser and provided that the requirements of Section 8-405 of the UCC are satisfied, the Issuer shall execute and, upon a written request therefor by the Trustee and the Issuer shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of the same Class, tenor and Principal Balance, bearing a number not contemporaneously outstanding. If, after the delivery of such new Note, a bona fide purchaser of the original Note in lieu of which such new Note was issued presents such original Note for payment, the Trustee and the Issuer shall be entitled to recover such new Note from the Person to whom it was delivered or any Person taking title there from, except a bona fide purchaser, and the Trustee and the Issuer shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Trustee and the Issuer, in connection therewith. If any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable in full, or shall have been called for redemption in full, instead of issuing a new Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered.
     Upon the issuance of any new Note under this Section, the Issuer or the Note Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.
     Subject to the above provisions of this Section 2.08, every new Note issued pursuant to this Section 2.08, in lieu of any destroyed, lost or stolen Note, shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section 2.08 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.
     Section 2.09 Payment of Principal and Interest; Rights Preserved.
     (a) For each applicable Interest Accrual Period, the Notes of each Class shall accrue interest on the Outstanding Note Balance thereof at the Note Rate applicable to such Class. All interest and fees accrued hereunder on the Class A-1 Notes and the Class A-3 Notes shall be calculated on the basis of the actual number of days in such Interest Accrual Period and a three-hundred-sixty (360)-day year and shall accrue on a daily basis through the day preceding the Stated Maturity Date and (to the extent that the payment of such interest shall be legally enforceable) on any overdue payment of interest from the date such interest becomes due and payable (giving effect to any applicable grace periods herein) until fully paid. All interest and fees accrued hereunder on the Class A-2 Notes and the Class B Notes shall be calculated on the basis of a three-hundred-sixty (360)-day year comprised of twelve 30-day months and shall accrue on a daily basis through the day preceding the Stated Maturity Date and (to the extent that the payment of such interest shall be legally enforceable) on any overdue payment of interest from the date such interest becomes due and payable (giving effect to any applicable grace periods herein) until fully paid. All accrued interest shall be due and payable in arrears on each Payment Date and shall be paid by the Trustee to the Noteholders in accordance with Section 13.03. In making any interest payment, if the interest calculation with respect to a Note shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.
     (b) The principal of each Note shall be payable on each Payment Date in installments beginning on the Initial Payment Date and ending no later than the Stated Maturity Date thereof unless such Note becomes due and payable at an earlier date by declaration of acceleration in accordance with Article VI or call for redemption in accordance with Article XI. The installment of principal due on the Class A-1 Notes on any Payment Date (other than the Stated Maturity Date) shall, to the extent of cash flow available therefor in accordance with Section 13.03 on such Payment Date, be paid as set forth in Section 13.03(d)(i). The installment of principal due on the Class A-2 Notes on any Payment Date (other than the Stated Maturity Date) shall, to the extent of cash flow available therefor in accordance with Section 13.03 on such Payment Date, be paid as set forth in Section 13.03(d)(ii). The installment of principal due on the Class A-3 Notes on any Payment Date (other than the Stated Maturity Date) shall, to the extent of cash flow available therefor in accordance with Section 13.03 on such Payment Date, be paid as set forth in Section 13.03(d)(iii). The installment of principal due on the Class B Notes on any Payment Date (other than Stated Maturity Date) shall, to the extent of cash flow available therefor in accordance with Section 13.03 on such Payment Date, be paid as set forth in Section 13.03(d)(iv). All unpaid principal on any Note (together with interest thereon and all other amounts due and payable hereunder or in respect of the Notes) shall be due and payable in full on the Stated Maturity Date for such Note. All reductions in the principal amount of a Note effected by payment of such installments of principal shall be binding upon all future Noteholders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. Principal shall be payable to Noteholders in the same Class on a pro rata basis based upon the relative Outstanding Note Balance of the Notes in such Class as of the related date of determination; provided that, if as a result of such proration a portion of such principal would be less than $0.01, then such payment shall be decreased to the nearest whole cent, and such portion shall be applied to the next succeeding principal payment.
     (c) The principal of and interest on the Notes, and other amounts payable to the Noteholders under Section 13.03, are payable, through the Paying Agent on behalf of the Issuer, by check mailed by first-class mail to the Person whose name appears as the Registered Holder of such Note on the Note Register at the address of such Person as it appears on the Note Register or, at the option of any Noteholder, by wire transfer in immediately available funds to the account specified in writing to the Trustee by such Registered Holder at least two (2) Business Days prior to the Record Date for the Payment Date on which wire transfers will commence, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. All payments on the Notes shall be paid without any requirement of presentment. The Issuer shall notify the Person in whose name a Note is registered at the close of business on the Record Date immediately preceding the Payment Date on which the Issuer expects that the final installment of principal of such Note will be paid. Such notice shall be mailed no later than the tenth (10th) day prior to such Payment Date and shall specify the place where such Note may be surrendered. Funds representing any such checks returned undeliverable shall be held in accordance with Section 7.15. Each Noteholder shall promptly surrender its Note to the Trustee at the Corporate Trust Office or in the case of mutilated, destroyed, lost or stolen Notes, as provided in Section 2.08, upon payment of the final installment of principal of such Note.
     Section 2.10 Persons Deemed Owner. Prior to due presentment for registration of transfer of any Note, the Issuer, the Trustee, the Note Registrar, the Note Insurer, the Paying Agent and any agent of any of the foregoing shall treat the Person in whose name any Note is registered in the Note Register as the owner of such Note for the purpose of receiving payments of principal and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Trustee, the Note Insurer, the Note Registrar, the Paying Agent or any agent of the foregoing shall be affected by notice to the contrary.
     Section 2.11 Cancellation. All Notes surrendered to the Trustee for payment, registration of transfer or exchange (including Notes surrendered to any Person other than the Trustee which shall be delivered to the Trustee) shall be promptly canceled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.11, except as expressly permitted by this Indenture. All canceled Notes held by the Trustee shall be disposed of by the Trustee as is customary and in accordance with its standard practice.
     Section 2.12 Notices to Security Depository. Whenever any notice or other communication is required to be given to Noteholders of any Class with respect to which Book-Entry Notes have been issued, unless and until Definitive Notes shall have been issued to the related Noteholders, the Trustee shall give all such notices and communications to the applicable Security Depository.
     Section 2.13 Tax Treatment; Withholding Taxes.

     (a) The Issuer has structured the transaction contemplated by this Indenture and the Notes with the intention that the Notes will qualify under applicable tax law as indebtedness of the Issuer. The Issuer, the Trustee, the Servicer, the Note Insurer, the Back-up Servicer, each Noteholder and each beneficial owner of a Note by acceptance of its Note or a beneficial interest therein, each agree to treat the Notes as indebtedness of the Issuer for all tax purposes and further agrees not to take any action inconsistent with such treatment, unless and to the extent otherwise required by any taxing authority under applicable law.
     Notwithstanding anything in any Transaction Document to the contrary, effective from the date of commencement of discussions with respect to the transactions contemplated by such documents, all parties hereto, the Note Insurer and the Noteholders may disclose to any and all Persons, without limitation of any kind, the U.S. Federal income tax treatment and tax structure of the Notes and the transactions contemplated hereby and all materials of any kind, including tax opinions or other tax analyses, if any, that are provided to such Persons regarding such tax treatment.
     (b) Notwithstanding any other provision in this Indenture to the contrary or the other Transaction Documents, the Trustee, as Paying Agent for and on behalf of, and at the direction of the Servicer, shall comply with any and all federal withholding requirements under applicable law, as modified by the practice of any relevant taxing authority then in effect. If any withholding tax is imposed on any payment by the Issuer (or allocation of income) under the Notes, such tax shall reduce the amount otherwise payable to such Noteholder. Any amounts so withheld shall be treated as having been paid to the related Noteholder for all purposes of this Indenture. Failure of a Noteholder or a beneficial owner of a Note to provide the Trustee or other paying agent with appropriate tax certificates may result in amounts being withheld from the payment to such Noteholder or beneficial owner. In no event shall the consent of Noteholders be required for any withholding.
ARTICLE III
SUBSTITUTION OF CONTRACTS
     Section 3.01 Conditions Precedent to the Substitution of Contract Assets. Each acquisition of a Substitute Contract from the Partnership on any Acquisition Date is subject to the conditions specified in Section 3.04 of the Servicing Agreement, including satisfaction of the following conditions precedent on the relevant date specified below:
     (a) By 10:00 a.m. (New York time) on the third Business Day prior to any proposed Acquisition Date, the Partnership shall have delivered the following items:
     (i) The Partnership shall have delivered to the Issuer, the Trustee, the Custodian, the Back-up Servicer and the Note Insurer, a draft Substitution Certificate substantially in the form set forth on Exhibit J attached hereto (the “Substitution Certificate”) and Amendment to Contract Schedule containing the information required to be provided with respect to the Substitute Contracts and related Contract Assets to be acquired on such Acquisition Date, as specified in the definition of Contract Schedule, and a draft of the Release Agreement relating to any Existing Indebtedness and the Issuer shall have delivered or shall have caused to be delivered to the Custodian, the original

Contracts described in the proposed Amendment to Contract Schedule and the related Contract Files; and
     (ii) The Partnership shall have delivered to the Trustee and the Note Insurer a draft Assignment Agreement with respect to each Substitute Contract to be acquired by the Issuer on such Acquisition Date and to the satisfaction of the conditions precedent set forth in this Section 3.01 and Section 3.04(b) of the Servicing Agreement.
     (b) By 1:00 p.m. (New York time) one (1) Business Day prior to the proposed Acquisition Date, the Custodian shall deliver to the Issuer, the Note Insurer and the Trustee an executed Custodian Certificate with respect to the Substitute Contracts to be so acquired, which certificate shall contain the final Amendment to Contract Schedule and no exceptions (other than those exceptions that shall have been approved in an Exception Report signed, or confirmed by e-mail, by the Control Party);
     (c) By 11:00 a.m. (New York time) on the proposed Acquisition Date, the Partnership shall cause to be delivered the final executed Assignment Agreement, Amendment to Contract Schedule and Release Agreement along with a final executed Substitution Certificate, in each case, such document or certificate containing changes from the draft certificates, draft Assignment Agreement or draft Amendment to Contract Schedule, as applicable, delivered pursuant to Section 3.01(a)(ii) above, if any, reflecting corrections or deletions of unapproved exceptions noted in the Exception Report to the draft Assignment Agreement and/or the draft Amendment to Contract Schedule resulting from the Custodian’s review of the Contracts to be substituted and the Contract Files related thereto pursuant to Section 4.03(b). The Substitution Certificate shall confirm that (A) each Substitute Contract is a Contract that satisfies each of the representations and warranties set forth in Clause (C) or (D) of the related Assignment Agreement, (B) all applicable filings required under Sections 4.01(a)(v) and 4.02 have been made or are in effect, (C) no Default, Event of Default, Event of Servicing Termination or event which, with the passage of time or the giving of notice or both, would cause a Default, Event of Default or Event of Servicing Termination to occur, shall exist prior to or after giving effect to the substitution of such Contracts and (D) all other conditions to the acquisition of Substitute Contracts applicable to it and specified in this Section 3.01 and Section 3.04(b) of the Servicing Agreement have been satisfied.
     A document or certificate described in clause (a) or (b) above shall be regarded as timely delivered if it is delivered by telecopy (with written confirmation of transmission) as of the applicable time described above; provided that, the originally executed copy shall be delivered by the applicable party promptly thereafter. If the Custodian, upon examination of the Contract Files in accordance with Section 4.03(b), determines that such Contract Files do not satisfy the requirements of Section 4.03(b) or is unable to confirm that such requirements have been met by 1:00 p.m. (New York time) on the Business Day prior to the proposed Acquisition Date, the Custodian shall notify the Trustee and the Note Insurer and shall not deliver an executed Custodian Certificate pursuant to clause (b) without the prior written consent of the Control Party.
     (d) With respect to any Contract substituted for an Early Termination Contract, the Issuer shall be allowed to use the Collections received in respect thereof to purchase a new

Substitute Contract in lieu of distributing such Collections in accordance with Section 13.03, provided that, such purchase of a Substitute Contract shall occur simultaneously with the Issuer’s receipt of such Collections or such Collections shall be held not later than the Payment Date (or the then current Collection Period) on deposit in the Collection Account until such Substitute Contract is so purchased; provided, further, that if such Substitute Contract is not purchased on or before the immediately following Payment Date such Collections shall be disbursed in accordance with Section 13.03. Any Substitute Contract so substituted for such Early Termination Contract, and related Contract Assets, must meet the same requirements as those specified in the form of Assignment Agreement attached to the related Purchase and Sale Agreement.
     (e) If a Contract is to be removed and replaced with another lease or equipment finance contract transferred to the Issuer by the Partnership pursuant to the Servicing Agreement, such “substitute” lease or equipment finance contract shall become a Contract for all purposes of the Transaction Documents and may be referred to as a Substitute Contract. Acquisition of any Substitute Contract shall be subject to the satisfaction of the conditions described in Article III of this Indenture.
     (f) Upon satisfaction of the conditions specified in Section 4.04 and this Section 4.05, and any conditions to the repurchase of Contracts under the applicable Purchase and Sale Agreement or the Servicing Agreement (as the case may be), the Trustee shall, upon receipt of the Contract Repurchase Price and the Request for Release, release the Contract and related Contract Assets being repurchased by the related Transferor or purchased by the Servicer from the Lien of this Indenture.
     (g) In addition to the conditions specified above, at no time may the aggregate Discounted Contract Balances of Substitute Contracts (as measured on their respective Cut-Off Dates) exceed 5.4% of the aggregate Discounted Pool Balance as of the Closing Date.
ARTICLE IV
ISSUANCE OF NOTES; CERTAIN ISSUER OBLIGATIONS
     Section 4.01 Conditions to Issuance of Notes. All Notes shall be executed by the Issuer and delivered to the Trustee for authentication. The Notes issued on the Closing Date shall be authenticated and delivered by the Trustee upon Issuer Order and upon satisfaction of the following conditions precedent:
     (a) receipt by the Trustee and the Note Insurer, or their agents, of the following, in form and substance satisfactory to the Control Party, which satisfaction shall be evidenced to the Trustee by receipt of item 4.01(a)(xv) below from the Control Party:
     (i) a copy of an officially certified document, dated not more than ten (10) days prior to the Closing Date, evidencing the due organization and good standing of each of the Issuer, the Servicer, the Partnership and each Transferor;
     (ii) certified copies of the organizational documents (together with all amendments thereto) of the Issuer, the Servicer, the Partnership and each Transferor, along with certified resolutions or certified executed consents of each of the Issuer, the

Servicer, the Partnership and each Transferor, authorizing the execution, delivery and performance of the Transaction Documents and the transactions contemplated by the Transaction Documents by such entities and certificates evidencing the incumbency of the officers executing such Transaction Documents;
     (iii) certified copies of requests for information or copies (or a similar search report certified by a party acceptable to the Control Party), dated a date reasonably near to the Closing Date (no earlier than ten (10) days prior to the Closing Date), listing all effective tax and judgment liens and financing statements which name the Partnership (under its present name and any previous name) or any Transferor as debtor and which are filed in the jurisdictions in which the statements referred to in clause (v)(1) below were or are to be filed, together with copies of such tax and judgment liens and financing statements (none of which, other than financing statements naming the party under the Transaction Documents to which transfers (including grants of security interests) thereunder purport to have been made, shall cover any of the property purported to be conveyed thereunder);
     (iv) certified copies of requests for information or copies (or a similar search report certified by a party acceptable to the Control Party), dated a date reasonably near to the Closing Date (no earlier than ten (10) days prior to the Closing Date), listing all effective tax and judgment liens and financing statements which name Issuer (under its present name and any previous name) as debtor and which are filed in the jurisdictions in which the statements referred to in clause (v)(2) below were or are to be filed, together with copies of such tax and judgment liens and financing statements (none of which, other than financing statements naming the party under the Transaction Documents to which transfers (including grants of security interests) thereunder purport to have been made, shall cover any of the property purported to be conveyed thereunder);
     (v) except as otherwise provided below, evidence of filing (or evidence of delivery for filing to the appropriate filing offices) of, and each of the following, together with evidence of all filing fees, taxes or other amounts required to be paid in connection with the following have been paid:
          (1) UCC-1 financing statements, for filing with the Secretary of State of the State of Delaware, naming the applicable Transferor, as debtor, the Issuer, as secured party, and the Trustee, for the benefit of the Secured Parties, as assignee;
          (2) UCC-1 financing statements, for filing with the Secretary of State of the State of Delaware, naming the Issuer, as debtor, and the Trustee, for the benefit of the Secured Parties, as Secured Party;
          (3) UCC-3 financing statement releases, for filing with the Secretary of State of the State of Delaware, naming the applicable Transferor, as debtor and Merrill Lynch, as secured party;
          (4) such other, similar instruments or documents, as may be necessary or, in the opinion of the Note Insurer or any Noteholder, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the transfers (including grants of security interests) under the Transaction Documents;
     (vi) a fully executed original counterpart (in form and substance satisfactory to the Note Insurer) of each of the Assignment Agreements related to the initial Contract Assets, each Purchase and Sale Agreement, this Indenture, the Joinder to Lockbox Intercreditor Agreement, the Servicing Agreement, the Note Insurance Agreement, the Swap Agreement, the Partnership Swap Agreement, each Lienholder Nominee Agreement, the Premium Letter and the Note Purchase Agreement shall have been received by the Note Insurer or its respective agents;
     (vii) a copy of the fully executed Lockbox Intercreditor Agreement and the Joinder to Lockbox Intercreditor Agreement shall have been received by the Note Insurer or its respective agents;
     (viii) written evidence of establishment of the Reserve Account, the Collection Account, the Servicer Transition Account and continued existence of the Lockbox Account;
     (ix) a certificate listing the Servicing Officers of the Servicer as of the Closing Date;
     (x) confirmation (A) that the Rating Agencies have issued rating letters confirming ratings for the Notes as set forth in the Offering Circular and (B) from the Note Insurer that it or its agents have received all rating letters or other rating confirmations as it may reasonably require;
     (xi) executed favorable legal opinions of counsel to the Servicer, the Partnership, the Issuer, each Transferor, the Back-up Servicer, the Custodian and the Trustee, addressed to the Note Insurer, the Trustee, the Back-up Servicer and the Initial Purchaser (as applicable), dated the Closing Date and covering general corporate matters, the due execution and delivery of, and the enforceability of, each of the Transaction Documents to which the Servicer, the Partnership, the Issuer, each Transferor, the Back-up Servicer, the Custodian and the Trustee (individually or in any other capacity) is party, true sale, non-consolidation, security interest, tax matters and such other matters as the Note Insurer or the Initial Purchaser may request;
     (xii) certificates of the Secretary or Assistant Secretary of each of the Servicer, the Partnership, the Issuer, each Transferor, dated as of the Closing Date, and certifying (A) that attached thereto is a true, complete and correct copy of (a) the organizational documents of the Servicer, the Partnership, each Transferor and the Issuer (as applicable), and (b) resolutions duly adopted by the Servicer, the Partnership, the Issuer and each Transferor authorizing the execution, delivery and performance of the Transaction Documents to which it is a party and the transactions contemplated thereunder, and that such resolutions have not been amended, modified, revoked or rescinded, and (B) as to the incumbency and specimen signature of each officer executing any Transaction

Documents on behalf of the Servicer, the Partnership, the Issuer and each Transferor (as the case may be);
     (xiii) copies of all waivers, licenses, approvals or consents, if any, required or advisable, in the opinion of the Note Insurer, in connection with the execution, delivery and performance by the Servicer, the Partnership, the Issuer and each Transferor (as the case may be) of the Transaction Documents (and the validity and enforceability thereof), which waivers, licenses, approvals or consents shall be in full force and effect;
     (xiv) written confirmation of the payment (or deposit for payment with the Trustee) of all fees and expenses of the Trustee, the Custodian, the Back-up Servicer, the Note Insurer, the Initial Purchaser (including the fees and charges of their respective agents, auditors and counsel) accrued as of the Closing Date;
     (xv) issuance of the Class A Insurance Policy and delivery of the one and only original of the same to the Trustee, with a receipt thereof delivered to the Initial Purchaser;
     (xvi) delivery by the Custodian of an executed Custodian Certificate dated as of the Closing Date and certifying as to its review of the Contract Assets; and
     (xvii) such additional documents, instruments, certificates, opinions, ratings letters or other confirmations as the Initial Purchaser or the Note Insurer may reasonably request.
     (b) all Collateral in which a security interest has been granted to the Trustee under the Indenture shall be subject to no other Liens other than Permitted Liens.
     Section 4.02 Security for Notes.
     (a) The Servicer shall at its own expense, in consideration of the Servicer Fee, cause to be filed the financing statements and assignments described in Sections 4.01(a)(v) and 4.02(b) in accordance with such Sections. In addition, from time to time, the Servicer shall take or cause to be taken at its own expense, in consideration of the Servicer Fee, any other such actions and execute such documents as are necessary to perfect and protect the Issuer’s precautionary security interest against the applicable Transferor, as applicable, in respect of the Contract Assets and the assignment to the Trustee thereof, and the Trustee’s security interests in and liens on the Collateral against all other Persons, including the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title; provided that, none of the Servicer, the Transferors nor the Issuer shall be required to file UCC-1 financing statements against Obligors with respect to a Contract related to Equipment that had an original equipment cost at origination of less than (A) if such Contract is a secured loan or finance lease that provides for a $1 purchase option, $25,000, or (B) if such Contract provides for a “fair market value” purchase option, $50,000 or to file or record assignments of any UCC-1 financing statements or other lien recordings or notations made against any Obligor. Notwithstanding anything to the contrary contained herein, if the Servicer is not LEAF Financial Corporation or one of its Affiliates, the successor Servicer shall not be responsible for the initial filings of any

UCC financing statements, or any continuation statements filed by any predecessor Servicer, or the information contained therein (including the exhibits thereto), the perfection of any such security interests during the term of such predecessor Servicer, or the accuracy or sufficiency of any description of collateral in such filings, and the successor Servicer shall be fully protected in relying on such initial filings and any continuation statements or modifications thereto made by a predecessor Servicer pursuant to this Section 4.02 but shall continue to be responsible for requirements expressed above during the period it acts as Servicer.
     (b) If any change in the Servicer’s or the Issuer’s name, identity, structure or the location of its principal place of business, chief executive office or State of organization occurs, then such party shall deliver thirty (30) days’ prior written notice of such change or relocation to the Servicer, the Note Insurer, the Trustee, the Back-up Servicer and the Rating Agencies and no later than the effective date of such change or relocation, the Servicer shall file or cause to be filed such amendments or statements as may be required to preserve and protect the Issuer’s precautionary security interest against the related Transferors in respect of the Contract Assets and the assignment to the Trustee thereof, and the Trustee’s security interest in and liens on the Collateral.
     (c) During the term of this Indenture, the Issuer will maintain its sole state of organization in the State of Delaware and the Servicer will maintain its sole state of incorporation in a state of the United States.
     Section 4.03 Review of Contract Files.
     (a) On or prior to the Closing Date and each Acquisition Date for a Substitute Contract, the Issuer shall cause to be delivered to the Custodian the documents comprising the Contract Files for the Contracts to be acquired on such date. Each Contract and the folder containing other Contract Files documents for such Contract shall be clearly marked with a LEAF Contract Number, which LEAF Contract Number shall be used by the Issuer, the Trustee and the Custodian to identify such Contract on the Contract Schedule.
     (b) Prior to the Acquisition Date for a Substitute Contract, the Custodian will review the Contract Files related to each proposed Substitute Contract and shall perform such reviews as are sufficient to enable it to confirm the items required to be certified by it in the Custodian Certificate in the form attached hereto as Exhibit E. By execution and delivery of any such Custodian Certificates, the Custodian shall evidence completion of such review and confirmation. The Custodian shall include in any Exception Report any failure of a document to correspond to the information on the Amendment to Contract Schedule or the absence of any one or more of the documents comprising the Contract Files for such Substitute Contract and shall deliver such Exception Report to the Servicer, the Trustee and the Note Issuer.
     (c) If any Contracts or Contract Assets to be pledged to the Trustee are Contracts or Contract Assets that at any time were subject to a Lien in favor of a Person that has held a Lien thereon, concurrently with the delivery of an Officer’s Certificate, the Issuer shall have delivered to (x) the Custodian (with a copy to the Note Insurer and the Trustee) a facsimile copy or an original executed Release Agreement from each Person that has held a Lien on the applicable Contract and/or Contract Assets, together with the certification in the Officer’s Certificate that each such Release Agreement constitutes a release of such Person’s security interest in each such Contract and/or Contract Asset (and the other Collateral related thereto), and (y) the Custodian (with a copy to the Note Insurer and the Trustee) the original UCC partial or full release relating to the Release Agreement described in clause (x) above.
     (d) The Custodian shall use reasonable care and due diligence in the performance of its duties under the Transaction Documents, shall identify and segregate all items constituting the Contract Files and shall maintain continuous custody of all items constituting the Contract Files in secure, fire resistant facilities in accordance with customary standards for such custody. The Custodian makes no representations as to and shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any document constituting Contract Files or of any of the Contracts or (ii) the collectibility, insurability, effectiveness or suitability of any Contract.
     (e) The Custodian shall hold all Contracts and all other Collateral delivered to it pursuant to the Transaction Documents as Custodian for the benefit of the Trustee (for the benefit of the Secured Parties). With respect to each item of Contract Files delivered to the Custodian, the Custodian shall (i) hold all documents constituting such Contract Files received by it for the exclusive use and benefit of the Trustee (for the benefit of the Secured Parties) and (ii) make disposition thereof only in accordance with the terms of this Indenture and the Servicing Agreement upon written instructions furnished by the Control Party.
     (f) In the event that (i) the Trustee, the Servicer, the Issuer or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Contract Files or (ii) a third party shall institute any court proceeding by which any Contract Files shall be required to be delivered otherwise than in accordance with the provisions of this Indenture, the party or parties receiving such service shall promptly deliver or cause to be delivered to the other parties to this Indenture and the Note Insurer copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall continue to hold and maintain all the Contract Files that is the subject of such proceedings pending a final order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Custodian shall deliver such Contract Files as directed by such determination or, if no such determination is made, in accordance with the provisions of this Indenture. Expenses of the Custodian incurred as a result of such proceedings shall be borne by the Issuer.
     (g) At its own expense, the Custodian shall maintain at all times prior to the satisfaction and discharge of this Indenture and keep in full force and effect fidelity insurance, theft of documents insurance, forgery insurance and errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by banks which act as custodian of collateral substantially similar to the Collateral. Upon at least ten (10) days’ prior written request, the Issuer, the Servicer and/or the Note Insurer shall be entitled to receive a certificate of the Custodian’s respective insurer that such insurance is in full force and effect.
     Section 4.04 Defective Contracts.

     (a) If, upon examination of any Contract File in accordance with Section 4.03 hereof, the Custodian determines that such Contract File does not satisfy the requirements described in Section 4.03(b), or is unable to confirm that such requirements have been met, the Custodian shall promptly notify the Servicer, the Partnership and the Note Insurer by telephone or telecopy. If the Partnership does not satisfy the Custodian prior to the second Business Day prior to the applicable Acquisition Date, the Custodian shall return the applicable Substitute Contract and related files to the Partnership, or as otherwise directed by the Partnership. Notwithstanding the foregoing, if the Control Party approves an Exception Report and allows the inclusion of any Substitute Contract that the Custodian has identified as defective in its review under Section 4.03(b), all parties agree that such approval shall be valid only with respect to such included Substitute Contract, shall not constitute a course of dealing and the allowance of such included Contract shall not operate as a waiver of any rights of the Trustee or any Secured Party hereunder, under each Purchase and Sale Agreement, the Assignment Agreements or any other Transaction Documents with respect to any adverse consequence caused by such defect.
     (b) If a Responsible Officer of the Trustee, or if another party to any of the Transaction Documents, notifies the Servicer (pursuant to the Servicing Agreement), the related Transferor, the Back-up Servicer and the Issuer of the existence of any Warranty Event, the initial Servicer (pursuant to the Servicing Agreement) or the related Transferor (pursuant to the related Purchase and Sale Agreement) shall (i) cure the breach(es) which caused the Warranty Event or (ii) repurchase such Contract and related Contract Assets at the Contract Repurchase Price as required in accordance with Section 3.03 of the related Purchase and Sale Agreement or Section 3.09 of the Servicing Agreement. If any such Contract is purchased by the initial Servicer in accordance with the provisions of the Servicing Agreement, or repurchased by the related Transferor pursuant to the related Purchase and Sale Agreement, and the Trustee has received a written request in the form attached hereto as Exhibit D-1 relating thereto, the Trustee shall, upon receipt of the applicable Contract Repurchase Price, but subject to Section 4.07 hereof, return the affected Contract and related files to the Issuer (or, if the Issuer so requests, directly to the Servicer or the related Transferor, as the case may be), release its interest therein and in the related Contract Assets and such items shall no longer constitute a Contract or Contract Asset hereunder and shall be released from the Lien of this Indenture.
     Section 4.05 Reserved.
     Section 4.06 Administration of the Contract Assets. The Contract Assets shall be serviced by the Servicer in accordance with the terms of the Servicing Agreement. The Servicer, as agent of the Issuer prior to the occurrence of an Event of Default, shall have the right to provide any notices and instructions to Obligors in connection with the Contract Assets. In the event that the Issuer or the Trustee receives any notices, requests for information or other communication from an Obligor, it shall immediately forward such communication to the Servicer. The Trustee shall deposit any Collections received by it in the Collection Account, in accordance with Section 13.02 and it shall deliver written or electronic statements regarding such collections and deposits to the Servicer and the Note Insurer at least monthly. The Trustee shall have no obligation to advance its own funds to the Collection Account. In the absence of an Event of Default, the Trustee shall not contact any Obligor or take any action with respect to the enforcement, modification or release of any Contract against an Obligor without the express written authorization of the Servicer or the Issuer.

     Section 4.07 Releases.
     (a) The Issuer shall be entitled to obtain a release from the Lien of this Indenture for any individual Contract and the related Contract Assets at any time after all of the conditions for such release set forth in the Transaction Documents have been satisfied and (i) after a payment by the related Transferor or the Servicer, as applicable, under the provisions of the relevant Transaction Documents, of the related Contract Repurchase Price therefor or (ii) after a Substitute Contract and the related Contract Assets are substituted for such Contract and the related Contract Assets in accordance with the Transaction Documents. In order to effect any such release, the Servicer, on behalf of the Issuer, shall deliver to the Trustee, the Note Insurer and the Custodian in accordance with the Transaction Documents a Request for Release, in the form attached hereto Exhibit D-1, (1) identifying the Contracts and the related Equipment to be released, (2) requesting the release thereof, (3) setting forth the amount deposited in the Collection Account with respect thereto, or identifying the Substitute Contract substituted therefor, in the event that the subject Contracts and the related Equipment are being released from the Lien of this Indenture pursuant to clause (i) above, (4) certifying that the amount deposited in the Collection Account equals the Contract Repurchase Price relating to such Contracts and the related Equipment and (5) certifying that all other conditions precedent set forth in the Transaction Documents relating to such release have been satisfied. The Trustee, upon receipt of a written request in the form attached hereto as Exhibit D-1, and the Trustee’s confirmation that the related (i) Contract Repurchase Price has been deposited into the Collection Account or (ii) Substitute Contract has been substituted for the Contract, shall execute instruments to release a Contract from the lien of this Indenture, or convey the Trustee’s interest in the same.
     (b) Upon receipt of the Request for Release from the Servicer in the form attached hereto as Exhibit D-1, including a certification that all of the conditions specified in clause (a) of this Section 4.07 have been satisfied, and provided that if Item 7 of the Request for Release has been checked, all other certifications and documents required under the terms of this Indenture have been received by the Trustee, the Trustee shall release from the Lien of this Indenture and the Custodian shall deliver to the Issuer or upon Issuer Order the Contracts and all related Contract Assets described in the Issuer’s Request for Release.
     (c) The Custodian may, if requested by the Servicer, in the form attached hereto as Exhibit D-1, for purposes of servicing a Contract, temporarily deliver to the Servicer the original Contract; provided however, the consent of the Control Party shall be required for any release where an aggregate of more than one percent (1%) of the total number of Contracts has been released to the Servicer and not yet returned. Any Contract temporarily delivered from the custody of the Custodian to the Servicer or its agents shall have affixed to such Contract a copy of such written request in the Form of Exhibit D-1, which shall contain a legend to the effect that the Contract is the property of the Issuer and has been pledged to U.S. Bank National Association, as Trustee for the benefit of the Secured Parties. The Servicer shall promptly return the Contract to the Custodian, along with a letter attached hereto as Exhibit D-2, upon the earlier of (x) the Control Party’s instruction to return such Contract to the Custodian and (y) the need therefor no longer existing; provided that if an Event of Default has occurred, the Servicer shall forthwith return to the Custodian each Contract temporarily delivered pursuant to this Section 4.07.

ARTICLE V
SATISFACTION AND DISCHARGE
     Section 5.01 Satisfaction and Discharge of Indenture.
     (a) Following (i) payment in full of (A) all of the Notes, (B) all amounts due to the Note Insurer under the Note Insurance Agreement, (C) the fees and charges and reimbursements of the Trustee, the Back-up Servicer, the Custodian, the Note Insurer and the Noteholders, (D) all amounts due to the Swap Counterparty under the Swap Agreement, and (E) all other obligations of the Issuer under this Indenture and the other Transaction Documents, (ii) receipt by the Note Insurer of the original Class A Insurance Policy surrendered to it by the Trustee, and (iii) a request by the Issuer to the Trustee to terminate this Indenture and release the Collateral, accompanied by a written direction from the Control Party that the Trustee is authorized to discharge and terminate this Indenture and release the Collateral, this Indenture shall be discharged and terminated and the lien of this Indenture on the Collateral thereupon shall be released. All Contract Files shall then include an Officer’s Certificate from the Issuer, stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture with respect to the Notes have been complied with.
     (b) Upon the discharge and termination of this Indenture, the Trustee shall release from the lien of this Indenture and deliver to the Issuer all remaining Collateral and the Trustee shall file, or cause to be filed, at the Servicer’s expense, UCC termination statements evidencing such discharge and release; provided, if the Back-up Servicer has become the Servicer, the Servicer shall be entitled to reimbursement of all expenses incurred under this Section 5.01(b) by the Issuer payable solely from amounts that are available to the Servicer therefore under Section 13.03 of the Indenture.
ARTICLE VI
DEFAULTS AND REMEDIES
     Section 6.01 Events of Default.
     “Event of Default” wherever used herein means the occurrence of any one of the following events, unless any such particular occurrence is waived as an “Event of Default” in writing in accordance with the provisions of this Indenture; provided that, unless and until any such waiver is given, an “Event of Default” shall be deemed to exist for all purposes under the Transaction Documents, even if the event giving rise to such Event of Default is no longer continuing or has been cured:
     (a) the Issuer shall fail to make when due any payment with respect to interest on any Class of Notes then outstanding or with respect to premium on the Class A Insurance Policy, or the Servicer shall fail to make when due any deposit required under the Transaction Documents (other than as described in clause (e) below), in any case on or before the date occurring five (5) Business Days after the date such payment or deposit shall become due;
     (b) (i) the Issuer shall fail to perform or observe any covenant with respect to it set forth in any Transaction Document or (ii) the Servicer or the Partnership shall fail to perform or observe certain covenants with respect to such Person set forth in any Transaction Document, and in each case such failure shall remain unremedied for thirty (30) Business Days after the earlier of (x) discovery thereof by the Issuer or (y) receipt of written notice thereof;
     (c) any representation or warranty made by the Issuer or certain representations and warranties made by the Partnership or the Servicer in any Transaction Document or in any other document delivered pursuant thereto (other than a representation or warranty made with respect to the Contracts) shall prove to have been incorrect in any material respect when made or deemed made and continues to be incorrect in any material respect for a period of thirty (30) Business Days after the earlier to occur of (x) the discovery thereof by the Issuer or (y) the receipt by the Issuer of written notice thereof;
     (d) an Insolvency Event shall occur with respect to the Issuer;
     (e) the Outstanding Note Balance of any Class of Notes is not reduced to zero and all interest due on any Class is not paid by that Class’s Stated Maturity Date;
     (f) any payment is made by the Note Insurer under the Class A Insurance Policy;
     (g) the Issuer is required to register as an “investment company” under the Investment Company Act of 1940, as amended; or
     (h) any Note shall cease to constitute debt for federal income tax purposes.
     Section 6.02 Acceleration of Maturity; Rescission and Annulment. If an Event of Default exists, then, unless waived pursuant to Section 6.15 hereof, and in every such case, the Control Party may, and the Trustee shall, at the written direction of the Control Party, declare the principal of all the Notes to be immediately due and payable, by notice given in writing to the Issuer and upon any such declaration, such principal and all accrued interest under the Notes shall become immediately due and payable without any presentment, demand, protest or other notice of any kind (except such notices as shall be expressly required by the provisions of this Indenture), all of which are hereby expressly waived; provided, that if such Event of Default consists of an Insolvency Event with respect to the Issuer, then all such principal and accrued interest shall be automatically due and payable without the need for any such notice or further action by any Person.
     At any time after such a declaration of acceleration has been made, but before any Sale of the Collateral has been made or a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Control Party, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences (except that in the case of (i) a payment default on the Class A Notes that is not covered by the Class A Insurance Policy or, (ii) if no Class A Notes remain Outstanding, payment in full of all outstanding Reimbursement Amounts and the Class A Insurance Policy has been surrendered for cancellation, a payment default on the Class B Notes, the consent of all the Noteholders of such Class shall be required to rescind and annul such a declaration and its consequences) if:

     (a) the Issuer has paid or deposited with the Trustee a sum sufficient to pay:
          (1) all overdue installments of interest on all Notes and interest thereon at the overdue interest rate from the time such overdue interest first became due until the date when paid;
          (2) the principal of any Notes which has become due otherwise than by such declaration of acceleration and interest thereon at the overdue interest rate from the time such principal first became due until the date when paid;
          (3) all sums paid or advanced, together with interest thereon, by the Trustee and any Secured Party, and the reasonable compensation, expenses, disbursements and advances of the Trustee, and any Secured Party, their agents and counsel incurred in connection with the enforcement of this Indenture to the date of such payment or deposit;
          (4) all amounts due to the Swap Counterparty under the Swap Agreement; and
     (b) all Events of Default, other than the nonpayment of the principal on any of the Notes which has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.15.
     No such rescission shall affect any subsequent default or impair any right consequent thereon.
     Section 6.03 Collection of Indebtedness and Suits for Enforcement by Trustee.
     (a) The Issuer covenants that, if an Event of Default shall occur and the Notes have been declared due and payable and such declaration has not been rescinded and annulled, the Issuer will pay to the Trustee, for the benefit of the Noteholders, the whole amount then due and payable on the Notes for principal and interest (with interest upon the overdue principal and overdue interest at the rate provided herein), any and all amounts due and payable to the Noteholders, the Note Insurer, the Swap Counterparty, the Back-up Servicer, the Custodian, the Paying Agent and the Trustee and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of each of the Trustee, the Note Insurer, the Swap Counterparty, the Paying Agent and the Noteholders and their respective agents and counsel.
     (b) If the Issuer fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as Trustee of an express trust, may, with the prior written consent of the Control Party, and shall, at the written direction of the Control Party, institute Proceedings for the collection of the sums so due and unpaid, and prosecute such Proceedings to judgment or final decree, and enforce the same against the Issuer and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer, wherever situated.
     (c) If an Event of Default exists, the Trustee shall, at the written direction of the Control Party, proceed to protect and enforce the rights of the Noteholders, the Swap

Counterparty, the Paying Agent and the Note Insurer by such appropriate Proceedings as the Trustee, at the written direction of the Control Party, shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.
     Section 6.04 Remedies. If an Event of Default exists, the Trustee may, with the prior written consent of the Control Party, and shall, at the written direction of the Control Party, do one or more of the following:
     (a) institute Proceedings for the collection of all amounts remaining unpaid on the Notes or under this Indenture or the other Transaction Documents including, without limitation, the Reimbursement Amount, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and the Collateral the monies adjudged due;
     (b) take possession of and sell the Collateral or any portion thereof or rights or interest therein, at one or more private or public Sales called and conducted in any manner permitted by law;
     (c) institute any Proceedings from time to time for the complete or partial foreclosure of the lien created by this Indenture with respect to the Collateral;
     (d) redirect Obligor payments to such account or accounts as the Control Party determines necessary in its sole discretion, or at the direction of the Control Party;
     (e) during the continuance of a default under a Contract, exercise any of the rights of the lessor or lender (as applicable) under such Contract;
     (f) exercise any remedies of a secured party under the Uniform Commercial Code (irrespective of whether the Uniform Commercial Code applies) or any applicable law and take any other appropriate action to protect and enforce the rights and remedies of the Trustee or the Noteholders or the Note Insurer hereunder or under the other Transaction Documents; and
     (g) exercise any and all rights, powers and privileges available to the Trustee or the Noteholders or the Note Insurer (whether at law, in equity or by contract).
     Section 6.05 Optional Preservation of Collateral. If an Event of Default exists, the Trustee shall, upon written request from the Control Party, elect, by giving written notice of such election to the Issuer, to take possession of and retain the Collateral intact, collect or cause the collection of all income, payments and proceeds thereof and make and apply all payments and deposits and maintain all accounts in respect of such Notes in accordance with the provisions of Article XIII. If the Trustee is unable to or is stayed from giving such notice to the Issuer for any reason whatsoever, such election shall be effective as of the time of such request from the Control Party, as the case may be, notwithstanding any failure to give such notice, and the Trustee shall give such notice upon the removal or cure of such inability or stay (but shall have no obligation to effect such removal or cure). Any such election may be rescinded with respect to any portion of the Collateral remaining at the time of such rescission by written notice to the Trustee and the Issuer from the Control Party.

     Section 6.06 Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial Proceeding relating to the Issuer or the property of the Issuer or its creditors, the Trustee (irrespective of whether the principal of any of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of overdue principal or interest) shall be entitled and empowered and shall, at the prior written direction of the Control Party, intervene in such proceeding or otherwise:
     (a) to file and prove a claim for all amounts of principal and interest owing and unpaid in respect of the Notes issued hereunder or the Reimbursement Amount and to file such other papers or documents and take such other actions, including participating as a member, voting or otherwise, in any committee of creditors appointed in the matter as may be necessary or advisable in order to have the claims of the Trustee, the Noteholders, the Swap Counterparty, the Paying Agent, the Note Insurer, the Custodian (including any claim for the reasonable compensation, expenses, disbursements and advances of each such Person and their respective agents and counsel and any other amounts due the Trustee under Section 7.07) and of the Noteholders allowed in such judicial Proceeding;
     (b) unless prohibited by applicable law and regulations, to vote at the direction of the Control Party on behalf of the Noteholders in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;
     (c) to petition for lifting of the automatic stay and thereupon to foreclose upon the Collateral as elsewhere provided herein; and
     (d) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such judicial Proceeding is hereby authorized by the Noteholders, the Swap Counterparty, the Paying Agent and the Note Insurer to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to each such Person, to pay to the Trustee or such Person any amount due to it for the reasonable compensation, expenses, disbursements and advances of each of the Trustee and such other Person, their agents and counsel, and any other amounts due the Trustee under Section 7.07 or under the Note Insurance Agreement.
     Nothing contained in this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Secured Party any plan of reorganization, arrangement, adjustment or composition affecting any of the Notes or the rights of any Secured Party, or to authorize the Trustee to vote in respect of the claim of any Secured Party in any such Proceeding; provided, however, that, the Control Party shall be authorized to vote on all of the foregoing matters described above on behalf of the Noteholders and to consent to certain amendments as described under Section 10.02 hereof.
     Section 6.07 Trustee May Enforce Claims Without Possession of Notes.

     (a) In all Proceedings brought by the Trustee in accordance with this Indenture (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all of the Noteholders and the Swap Counterparty and it shall not be necessary to make any Noteholder or the Swap Counterparty a party to any such Proceedings.
     (b) All rights of actions and claims under this Indenture or any of the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceedings instituted by the Trustee shall be brought with the prior written consent of the Control Party and in the Trustee’s own name as trustee of an express trust, and any recovery whether by judgment, settlement or otherwise shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of each of the Note Insurer, the Swap Counterparty and the Trustee, and their respective agents and counsel, be for the benefit of the Noteholders, the Swap Counterparty and the Note Insurer, as the case may be.
     Section 6.08 Application of Money Collected. If the Notes have been declared due and payable following an Event of Default and such declaration has not been rescinded or annulled, any money collected by the Trustee with respect to the Notes and the other Transaction Documents pursuant to this Article VI or otherwise and any other money that may be held thereafter by the Trustee as security for the Notes and the other Transaction Documents shall be applied in the order set forth in Section 13.03 on the earlier of the next Payment Date and such dates as the Control Party may designate for the release of such funds, to the same extent as if such date were a Payment Date. Additionally, in the event any Class A Notes are accelerated due to an Event of Default, the Note Insurer shall have the right (in addition to the obligation to pay Note Insurance Guaranteed Payments on the Class A Notes in accordance with the Class A Insurance Policy), but not the obligation, to make payments under the Class A Insurance Policy or otherwise of principal due on such Class A Notes, in whole or in part, on any Payment Date or Payment Dates following such acceleration as the Note Insurer, in its sole discretion, shall elect.
     Section 6.09 Limitation on Suits. So long as no Note Insurer Default shall have occurred and be continuing, no Noteholder shall have any right to institute (or to cooperate in the institution of) any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder; provided that nothing in this Section 6.09 shall inhibit the right of any Noteholder to file a proof of claim in any suit or Proceeding instituted by someone other than such Noteholder. Nothing in this Section 6.09 shall inhibit the right of the Note Insurer to institute suit or any Proceeding for the enforcement of this Indenture.
     Section 6.10 Unconditional Right of the Noteholders to Receive Principal and Interest. Notwithstanding any other provision in this Indenture, each Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal and interest on such Note on the dates on which such principal and interest becomes due and payable and, subject to Section 6.09, to institute any Proceeding for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.
     Section 6.11 Restoration of Rights and Remedies. If the Trustee, the Note Insurer, the

Swap Counterparty or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, the Note Insurer, the Swap Counterparty or to such Noteholder, then, and in every case, the Issuer, the Trustee, the Note Insurer, the Swap Counterparty and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee, the Note Insurer, the Swap Counterparty and the Noteholders shall continue as though no such Proceeding had been instituted.
     Section 6.12 Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 2.08, no right or remedy herein conferred upon or reserved to the Trustee, the Control Party, the Note Insurer, the Swap Counterparty or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
     Section 6.13 Delay or Omission Not Waiver. No delay or omission of the Trustee, the Control Party, the Note Insurer, the Swap Counterparty or of any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article VI or by law to the Trustee, the Control Party, the Note Insurer, the Swap Counterparty or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Control Party, the Note Insurer, the Swap Counterparty or by the Noteholders.
     Section 6.14 Control by Control Party. The Control Party shall have the right to direct in writing the time, method and place of conducting any Proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that:
     (a) such direction shall not be in conflict with any rule of law or with this Indenture including any provision hereof which expressly provides for approval by a percentage of Outstanding Note Balance of all Notes or of all Notes within a Class;
     (b) if the Trustee has reasonable grounds for believing that repayment of any funds expended or risked by it is not assured to it without an indemnity reasonably satisfactory to it against such risk or liability (the unsecured indemnity of a Noteholder or the Note Insurer being deemed satisfactory for such purposes, so long as such Person’s long-term debt is rated at least BBB/Baa2), such indemnity shall have been provided.
     Section 6.15 Waiver of Certain Events by the Control Party.
     (a) The Control Party may waive on behalf of all Noteholders any Event of Servicing Termination, Default or Event of Default and its consequences in each case except:

     (i) an Event of Default in the payment of interest on any Note when due or principal not paid at the Stated Maturity Date, that in either case is not paid by the Note Insurer, or
     (ii) in respect of a covenant or provision hereof which by its terms cannot be modified or amended without the consent of the Noteholder of each Outstanding Note affected thereby.
     Upon any such waiver, such Event of Servicing Termination, Default or Event of Default shall cease to exist, and any Event of Default shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Servicing Termination, Default or Event of Default or impair any right consequent thereon.
     Section 6.16 Additional Rights of Class B Noteholders After an Event of Default. (a) At any time during the period from the first to occur of (i) the commencement of an Insolvency Event or any other insolvency proceeding with respect to the Partnership or the Issuer, (ii) the acceleration of the Class A Notes pursuant to Section 6.02 or (iii) the commencement of the foreclosure of any Collateral under this Article VI following the occurrence of an Event of Default, and without prejudice to any other rights of the Holders of the Class B Notes under the Transaction Documents, any one or more Holders of the Class B Notes shall have the right to deliver written notice, which notice shall be sent to the Trustee and the Note Insurer (the “Class A Buyout Notice”) electing to purchase (without recourse, warranty or representation (other than that the Holders of such Class A Notes own such Class A Notes free and clear of any Liens created or granted by the Holder of such Class A Notes)) the entire (but not less than the entire) aggregate amount of Outstanding Class A Notes (and all associated rights, titles, claims and privileges associated therewith, excluding rights under the Class A Insurance Policy) for an amount (the “Class A Buyout Price”) equal to the sum of (i) the Outstanding Note Balance of, and accrued but unpaid interest on, the Class A Notes (excluding therefrom any premium or penalty otherwise payable) and (ii) all unpaid Reimbursement Amounts owing to the Note Insurer. Following any such payment, the Class A Insurance Policy shall be surrendered by the Trustee to the Note Insurer for cancellation, and upon such payment, surrender of the Class A Insurance Policy and receipt by the Note Insurer of an acknowledgement signed by the Trustee and the purchasing Holder(s) of the Class B Notes that the Note Insurer has no further liabilities under the Class A Insurance Policy or the Indenture, the Note Insurer shall no longer be the Control Party. The Trustee agrees that it shall give to the Holders of the Class B Notes written notice of the events described in clauses (i), (ii), and (iii) of this Section 6.16(a) promptly upon its receiving notice of such event or having actual knowledge thereof. The purchase of the Class A Notes pursuant to this Section shall close no later than the date specified in such Class A Buyout Notice. The Class A Buyout Price shall be remitted by wire transfer in immediately available federal funds to the Trustee. Interest shall be calculated to but excluding the Business Day on which such purchase shall occur if the Class A Buyout Price is wired to the Trustee prior to 11:00 am New York time and interest shall be calculated to and including such Business Day if the Class A Buyout Price is wired to the Holders of the Class A Notes and the Note Insurer, as applicable, later than 11:00 am New York time.
     (b) The Trustee will give the Holders of the Class B Notes notice of any proposed sale of all or any portion of the Collateral. At any time during the period from the first to occur of (i) the commencement of an Insolvency Event or any other insolvency proceeding with respect to the Partnership or the Issuer, (ii) the acceleration of the Class A Notes pursuant to Section 6.02 or (iii) the commencement of the foreclosure of any Collateral under this Article VI following the occurrence of an Event of Default, and without prejudice to any other rights of the Holders of the Class B Notes under the Transaction Documents, any one or more Holders of the Class B Notes shall have the right to deliver a written notice, which notice shall be sent to the Trustee, the Note Insurer, the Issuer and the Swap Counterparty (the “Collateral Purchase Notice”), in a manner and form that complies with Section 9-620 of the UCC, electing to purchase the Collateral for a purchase price at least equal to (A) all amounts due and payable (including all amounts payable to the Note Insurer, the Holders of the Class A Notes, the Trustee, the Custodian, the Back-up Servicer, the Swap Counterparty and the Servicer pursuant to Sections 13.03 of the Indenture and ahead of principal on the Class B Notes pursuant to Section 13.03 of the Indenture and (B) all amounts owing on the Class B Notes or other amounts owing to the Holders of the Class B Notes secured by this Indenture (collectively, the “Collateral Purchase Price”). Notwithstanding the foregoing, the Control Party may solicit from third parties bids for the purchase of the Collateral irrespective of the delivery by any Class B Noteholder of a Collateral Purchase Notice and no Class B Noteholder may purchase the Collateral as provided in this subsection (b) unless the applicable Class B Noteholder shall purchase the Collateral for a price that is equal to (as determined by the Control Party in the exercise of its sole discretion and taking into account all commercially reasonable terms to value such bids, the creditworthiness of the respective bidders and such other factors as it deems appropriate in its valuation of such bids) the highest then outstanding bid received from any third party; provided further, the Control Party shall not be required to accept any bid from any party (including any Holder of a Class B Note) unless (i) such bid is in an amount sufficient to pay all amounts due under this Indenture and under the Note Insurance Agreement or (ii) such bid is in an amount sufficient to pay in full all Class A Notes and to pay all Reimbursement Obligations owed to the Note Insurer and 100% of the Holders of the Class B Notes consent thereto. In lieu of paying cash for the full Collateral Purchase Price, the Holders of the Class B Notes may credit against clause (B) of the Collateral Purchase Price the proceeds of such purchase to which such purchasing Holder(s) of the Class B Notes would be entitled to under Section 13.03, it being understood that purchasing Holder(s) of the Class B Notes shall have no reduction for, and shall be required to pay, costs, charges and expenses (including reasonable attorneys’ fees and expenses) incurred by such purchasing Holder(s) of the Class B Notes in connection with such purchase; provided, however, that all amounts owed to Persons described in clause (A) shall be payable to such Persons in full in cash. The purchasing Holder(s) of the Class B Notes shall close the purchase of the Collateral described herein within five (5) Business Days of the date of actual receipt of the Collateral Purchase Notice by each of the Note Insurer, the Trustee and the Issuer, so long as the parties to the Transaction Documents execute and/or deliver such documents and/or instruments as the purchasing Holder(s) of the Class B Notes may reasonably request in connection with such acquisition by the purchasing Holder(s) of the Class B Notes of the Collateral. The Collateral Purchase Price shall be remitted by wire transfer in immediately available federal funds to the Collection Account. Upon receipt of the Collateral Purchase Price and payment of all Reimbursement Amounts to the Note Insurer, the Trustee shall surrender the Class A Insurance Policy for cancellation. Notwithstanding the foregoing, nothing contained in this Section 6.16(b) is intended to impair the rights of the Issuer under Sections 9-620 and 9-623 of the UCC.

     (c) Notwithstanding the foregoing, so long as the Note Insurer is the Control Party, it will have the sole and unrestricted right to direct the exercise of any and all remedies under this Indenture after an Event of Default.
     Section 6.17 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not, at any time, insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.
     Section 6.18 Sale of Collateral.
     (a) The power to effect any sale (a “Sale”) of any portion of the Collateral pursuant to Section 6.04 shall not be exhausted by any one or more Sales as to any portion of the Collateral remaining unsold, but shall continue unimpaired until the entire Collateral securing the Notes shall have been sold or all amounts payable on the Notes and under this Indenture and the other Transaction Documents shall have been paid. The Trustee may from time to time postpone any Sale by public announcement made at the time and place of such Sale.
     (b) To the extent permitted by applicable law, the Trustee shall not, in any private Sale, sell to one or more third parties, or otherwise liquidate, all or any portion of the Collateral, unless:
     (i) the Control Party consents to such Sale or liquidation;
     (ii) the proceeds of such Sale or liquidation available to be distributed to the Noteholders are sufficient to pay in full all amounts then due to the Note Insurer and with respect to the Notes; or
     (iii) the Trustee determines that the Sale will not provide sufficient funds to make payments on the Notes as they would have come due and the Trustee obtains the consent of the Control Party to such Sale.
     (c) The Trustee, the Note Insurer or any Noteholder may bid for and acquire any portion of the Collateral in connection with a Sale thereof. After the Trustee has received each offer to purchase all or any portion of the Collateral, the Trustee shall notify each Class B Noteholder of such offer and any one or more Class B Noteholders will have the right to purchase (not later than five Business Days after delivery of written notice to the Trustee and the Note Insurer of exercise of each right to purchase) the Collateral at the highest price there offered. Subject to the foregoing right of first refusal of the Class B Noteholders to purchase the Collateral, if a Class A Noteholder, the Trustee or the Note Insurer submits the highest bid, in lieu of paying cash therefor, such bidder may make settlement for the purchase price by crediting against amounts owing in respect of the Class A Notes in respect of which such bid is made and any other amounts owing to such bidder secured by this Indenture, that portion of the net proceeds of such Sale to which such bidder would be entitled, after deducting the reasonable costs, charges and expenses (including reasonable attorneys’ fees and expenses) incurred by the Trustee, the Note Insurer or such Class A Noteholder in connection with such Sale. If a Class B Noteholder submits the highest bid, in lieu of paying cash therefor, such Class B Noteholder may make settlement for the purchase price by paying cash in an amount at least equal to all amounts owed to other parties under the Transaction Documents and payable to the Note Insurer, the Class A Noteholders, the Trustee, the Custodian, the Back-up Servicer, the Swap Counterparty and the Servicer ahead of principal on the Class B Notes pursuant to Section 13.03 of the Indenture and crediting against amounts owing on the Class B Notes of such Noteholder or other amounts owing to such Class B Noteholder secured by this Indenture, that portion of the net proceeds of such Sale to which such Class B Noteholder would be entitled to under Section 13.03, it being understood that Class B Noteholders shall have no reduction for, and shall be required to pay, costs, charges and expenses (including reasonable attorneys’ fees and expenses) incurred by such Class B Noteholder in connection with such Sale. The Notes need not be produced in order to complete any such Sale, or in order for the net proceeds of such Sale to be credited against the Notes. The Trustee, the Note Insurer or the Noteholders may hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law.
     (d) The Trustee shall execute and deliver an appropriate instrument of conveyance provided to it by the Servicer transferring its interest in any portion of the Collateral in connection with a Sale thereof. In addition, the Trustee is hereby irrevocably appointed the agent and attorney-in-fact with full irrevocable power and authority in the place and stead of the Issuer and in the name of the Issuer or in its own name, from time to time, from and after the occurrence of an Event of Default for the purpose of exercising the rights and remedies of the Trustee hereunder and, to take any and all action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the foregoing, including without limitation, to transfer and convey its interest in any portion of the Collateral in connection with a Sale thereof, and to take all action necessary to effect such Sale. No purchaser or transferee at such a sale shall be bound to ascertain the Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.
     (e) The method, manner, time, place and terms of any Sale of all or any portion of the Collateral shall be commercially reasonable. The Trustee shall incur no liability for any Sale conducted in accordance with this Section.
     Section 6.19 Action on Notes. The Trustee’s right to seek and recover judgment on the Notes or under this Indenture or the other Transaction Documents shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture or the other Transaction Documents. Neither the lien of this Indenture nor any rights or remedies of the Trustee, the Note Insurer, the Swap Counterparty or the Noteholders shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer.
ARTICLE VII
THE TRUSTEE
     Section 7.01 Certain Duties and Responsibilities.

     (a) Except during the existence of an Event of Default known to the Trustee as provided in subsection (e) below:
     (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and
     (ii) in the absence of bad faith or negligence on its part, the Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions, which by any provision hereof are specifically required to be furnished to the Trustee, such certificate or opinion shall cite the applicable provision and the Trustee shall be under a duty to examine the same and to determine whether or not they conform to the requirements of this Indenture.
     (b) So long as any Event of Default or Event of Servicing Termination exists, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs, and nothing contained herein shall relieve the Trustee of such obligations.
     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct or bad faith (as determined by a court of competent jurisdiction), except that:
     (i) this subsection (c) shall not be construed to limit the effect of subsection (a) of this Section;
     (ii) neither the Trustee nor any of its officers, directors, employees or agents shall be liable with respect to any action taken or omitted to be taken by the Trustee in good faith in accordance with the written direction (A) given pursuant to this Indenture or (B) by the Control Party in accordance with Section 6.14 relating to the time, method and place of conducting any Proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;
     (iii) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any liability (financial or otherwise) in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds is not assured to it without an indemnity reasonably satisfactory to it against such risk or liability (the unsecured indemnity of a Noteholder or the Note Insurer being deemed satisfactory for such purposes, so long as such Person’s long-term debt is rated at least BBB/Baa2); and
     (iv) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be conclusively proven by a court of competent jurisdiction that the Trustee was negligent in ascertaining the pertinent facts.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 7.01.
     (e) For all purposes under this Indenture, the Trustee shall not be deemed to have notice of any Default, Event of Default (except as described in Section 6.01(a) or (b)) or Event of Servicing Termination unless a Responsible Officer assigned to and working in the Trustee’s Corporate Trust Office has actual knowledge or has received written notice (at the address and in the manner specified in Section 14.03) of any such event, and such notice references (i) the Notes generally, the Issuer or this Indenture or (ii) the applicable Default, Event of Default or Event of Servicing Termination.
     (f) Subject to Section 7.03(e), the Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Indenture, or to enter any appearance or in any way defend in any suit in which it may be made defendant, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder if it has reasonable grounds for believing that repayment of any funds expended or risked by it is not assured to it without an indemnity reasonably satisfactory to it against such risk or liability (the unsecured indemnity of a Noteholder or the Note Insurer, being deemed satisfactory for such purposes, so long as such Person’s long-term debt is rated at least BBB/Baa2), until such indemnity shall have been provided.
     (g) Notwithstanding any extinguishment of all right, title and interest of the Issuer in and to the Collateral following an Event of Default and a consequent declaration of acceleration of the maturity of the Notes, whether such extinguishment occurs through a Sale of the Collateral to another person or the acquisition of the Collateral by the Trustee, the Note Insurer or the Noteholders, the rights of the Noteholders shall continue to be governed by the terms of this Indenture.
     (h) Notwithstanding anything to the contrary contained herein, the provisions of subsections (e) through (g), inclusive, of this Section 7.01 shall be subject to the provisions of subsections (a) through (c), inclusive, of this Section 7.01.
     (i) At all times during the term of this Indenture, the Trustee and the Custodian shall keep at their Corporate Trust Office for inspection by the Noteholders and the Note Insurer, the Contract Schedule and all amendments thereto delivered to it.
     (j) The Trustee shall have no obligation to ascertain whether any payment of interest on an overdue installment of interest is legally enforceable.
     Section 7.02 Notice of Default and Other Events. Promptly upon the existence of any Default or Event of Default or Event of Servicing Termination known to the Trustee (within the meaning of Section 7.01(e)), the Trustee shall transmit by telephonic or telecopy communication confirmed by mail to the Note Insurer, the Swap Counterparty and all Noteholders, as their names and addresses appear in the Note Insurance Agreement and the Note Register, notice of such event hereunder known to the Trustee.
     Section 7.03 Certain Rights of Trustee. Except as otherwise provided in Section 7.01:

     (a) the Trustee may in good faith conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other obligation, paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;
     (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request, an Issuer Order, or any writing executed by a duly authorized officer of the Issuer;
     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith, negligence or willful misconduct on its part, reasonably request and conclusively rely upon an Officer’s Certificate of the Servicer or the Issuer;
     (d) the Trustee may consult with counsel selected by it with due care and familiar with such matters and the written advice or opinion of such counsel or any Opinion of Counsel (in form and substance satisfactory to the Control Party and addressed to the Control Party) shall be full and complete authorization and protection and the Trustee shall not be liable in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;
     (e) the Trustee may, at any time during the administration of this Indenture, request and receive a written direction from the Control Party in connection with actions to be taken in its capacity as Trustee and shall not be liable for any action taken or omitted in good faith reliance thereon;
     (f) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture which are exercisable at the request or direction of any of the Noteholders or the Control Party pursuant to this Indenture, if it has reasonable grounds for believing that repayment of the costs, expenses (including legal fees and expenses) and liabilities which might be incurred by it in compliance with such request or direction is not assured to it without an indemnity reasonably satisfactory to it against such cost, expense or liability (the unsecured indemnity of a Noteholder or the Note Insurer, being deemed satisfactory for such purposes, so long as such Person’s long-term debt is rated at least BBB/Baa2);
     (g) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, entitlement, bond, note or other paper or document, unless requested in writing to do so by the Control Party; provided, however, that the Trustee shall be under no obligation to make such investigation if it has reasonable grounds for believing that repayment of any cost, expense or liability likely to be incurred in making such investigation is not assured to it without an indemnity reasonably satisfactory to it against such cost, expense or liability (the unsecured indemnity of a Noteholder or the Note Insurer, being deemed satisfactory for such purposes, so long as such Person’s long-term debt is rated at least BBB/Baa2), but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, upon reasonable notice and at reasonable times personally or by agent or attorney;
     (h) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys provided that the Trustee shall be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it without the prior written consent of the Control Party; and
     (i) except as otherwise agreed in writing, the Trustee shall not be responsible for the payment of any interest on amounts deposited with it hereunder.
     Notwithstanding the foregoing, nothing in this Indenture or the Servicing Agreement or any other Transaction Document regarding the Trustee shall limit the Backup Servicer’s obligations under this Indenture or the Servicing Agreement or any other Transaction Document, which shall be governed by the respective agreement.
     Section 7.04 Not Responsible for Recitals or Issuance of Notes.
     (a) The recitals contained herein and in the Notes, except the certificates of authentication on the Notes, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness or validity. Other than pursuant to Section 7.17 hereof, the Trustee makes no representations as to the validity, adequacy or condition of the Collateral or any part thereof, or as to the title of the Issuer thereto or as to the security afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with the Trustee hereunder or as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Issuer of Notes or the proceeds thereof or of any money paid to the Issuer or upon Issuer Order or for the use or application by the Servicer of any amounts paid to the Servicer under any provisions hereof.
     (b) Except as otherwise expressly provided herein or in the other Transaction Documents, and without limiting the generality of the foregoing, the Trustee shall have no responsibility or liability for or with respect to the existence or validity of any Contract, the perfection of any security interest (whether as of the date hereof or at any future time), the filing of any financing statements, amendments thereto, or continuation statements, the maintenance of or the taking of any action to maintain such perfection, the validity of the assignment of any portion of the Collateral to the Trustee or of any intervening assignment, the review of any Contract (it being understood that the Trustee (in its capacity as Trustee) has not reviewed and does not intend to review the substance or form of any such Contract), the performance or enforcement of any Contract, the compliance by the Issuer, the Servicer, the Partnership or any Obligor with any covenant or the breach by the Issuer, the Servicer, the Partnership or any Obligor of any warranty or representation made hereunder or in any related document or the accuracy of any such warranty or representation, any investment of monies in the Collection Account, or any loss resulting therefrom (other than losses from nonpayment of investments in obligations of U.S. Bank National Association issued in its capacity other than as Trustee or investments made in violation of the provisions hereof), the acts or omissions of the Issuer, the Servicer, the Partnership or any Obligor or any action of the Issuer, the Partnership or the Servicer taken in the name of the Trustee or the validity of the Servicing Agreement.

     (c) The Trustee shall not have any obligation or liability under any Contract by reason of or arising out of this Indenture or the granting of a security interest in such Contract hereunder or the receipt by the Trustee of any payment relating to any Contract pursuant hereto, nor shall the Trustee be required or obligated in any manner to perform or fulfill any of the obligations of the Issuer under or pursuant to any Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it, or the sufficiency of any performance by any party, under any Contract.
     Section 7.05 May Not Hold Notes. None of the Trustee, any Paying Agent, Note Registrar, or Authenticating Agent may, in its individual capacity, become the owner or pledgee of Notes.
     Section 7.06 Money Held in Trust. Money and investments held in trust by the Trustee or any Paying Agent hereunder shall be held in one or more segregated, non-interest bearing trust accounts (which shall be Eligible Accounts), in the name of the Trustee on behalf of the Secured Parties at the Corporate Trust Office, which accounts shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Secured Parties. The Trustee or any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Issuer or otherwise specifically provided herein (in such case subject to the provisions of Section 13.03).
     Section 7.07 Compensation and Reimbursement. The Issuer agrees:
     (a) Solely from amounts distributed from the Collection Account pursuant to Section 13.03, to: (i) pay the Trustee monthly its fee for all services rendered by it hereunder as Trustee, in the amount of the Trustee Fee (which compensation shall not otherwise be limited by any provision of law in regard to the compensation of a trustee of an express trust), (ii) pay the Custodian monthly its fee for all services rendered by it hereunder as Custodian, in the amount of the Custodian Fee and (iii) pay to the Back-up Servicer its fee for all services rendered by it hereunder and under the Servicing Agreement as Back-up Servicer, in the amount of the Back-up Servicer Fee, in each case in accordance with the priorities set forth in Section 13.03;
     (b) except as otherwise expressly provided herein and solely from amounts distributed pursuant to Section 13.03, to reimburse the Trustee, the Custodian or the Back-up Servicer upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee, the Custodian or the Back-up Servicer, respectively, in accordance with any provision of this Indenture or the Servicing Agreement or any other Transaction Document relating thereto (including the reasonable compensation and the expenses and disbursements of the Trustee’s, the Custodian’s and Back-up Servicer’s agents and counsel), except any such expense, disbursement or advance as may be attributable to its willful misconduct, gross negligence or bad faith; and
     (c) to indemnify and hold harmless the Trustee, the Custodian, the Back-up Servicer and their respective officers, directors, employees, representatives and agents from and against, and reimburse for, any loss, claim, obligation, action, suit liability, expense, penalty, stamp or other similar tax, reasonable costs and expenses (including reasonable attorneys’ and agents’ fees and expenses) damage or injury (to person, property or natural resources) of any kind and nature sustained or suffered by the Trustee, the Custodian, and the Back-up Servicer by reason of any acts or omissions (or alleged acts or omissions) of the Trustee, the Custodian or the Back-up Servicer under the Transaction Documents or arising directly or indirectly out of the activities of the Issuer or any of the transactions contemplated hereby (including any violation of any applicable laws by the Issuer as a result of the transactions contemplated by this Indenture) or the participation by the Trustee, the Custodian and the Back-up Servicer in the transactions contemplated by the Transaction Documents, including any judgment, award, settlement, reasonable attorneys’ fees and other expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided that, the Issuer shall not indemnify the Trustee, the Custodian or the Back-up Servicer if such loss, liability, expense, damage or injury is due to the Trustee’s, the Custodian’s or the Back-up Servicer’s gross negligence or willful misconduct, willful misfeasance or bad faith in the performance of duties; provided, further, that all amounts payable in respect of such indemnity shall be payable by the Issuer solely from the amounts distributed pursuant to Section 13.03 or released from the Lien of this Indenture. The provisions of this indemnity shall run directly to and be enforceable by an injured person subject to the limitations hereof and the provisions of this Section 7.07 shall survive the termination of this Indenture or the earlier resignation or removal of the Trustee, the Custodian or the Back-up Servicer.
     (d) The Trustee hereby acknowledges and agrees that if the Servicer and/or the Issuer fails to pay the amounts set forth in this Section 7.07, the Trustee will continue to perform its obligations under this Indenture, regardless of the Servicer and/or the Issuer’s failure to pay such amounts, until the appointment of a successor Trustee reasonably satisfactory to the Control Party in accordance with Section 7.09 of this Indenture; provided, however, that in such event, the Trustee shall continue to be entitled to be paid all accrued amounts due it pursuant to this Section 7.07 from amounts payable pursuant to Section 13.03.
     Section 7.08 Corporate Trustee Required; Eligibility. There shall at all times be a trustee hereunder, who shall be the Trustee, which shall: (a) be a banking corporation or association organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal or state authority and having an office within the United States of America; (b) have a commercial paper or other short-term rating of at least A-1/P-1 from the Rating Agencies; and (c) be acceptable to the Control Party. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.
     Section 7.09 Resignation and Removal; Appointment of Successor.
     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee acceptable to the Control Party under Section 7.10.

     (b) The Trustee may resign at any time by giving thirty (30) days’ prior written notice thereof to the Issuer and the Secured Parties. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee acceptable to the Control Party, whose acceptance will not be unreasonably withheld or delayed. Such court may thereupon, after such notice, if any, as it may deem proper and may prescribe, appoint a successor Trustee acceptable to the Control Party (whose approval will not be unreasonably withheld or delayed).
     (c) The Trustee may be removed by the Control Party at any time if one of the following events has occurred:
     (i) the Trustee shall cease to be eligible under Section 7.08 and shall fail to resign after written request therefor by the Issuer or the Control Party;
     (ii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;
     (iii) the Trustee has failed to perform its duties in accordance with this Indenture or has breached any representation of warranty made in this Indenture; or
     (iv) upon thirty (30) days’ prior written notice of termination by the Control Party.
     (d) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause with respect to any of the Notes, the Control Party may or the Issuer shall at the direction of the Control Party promptly appoint a successor Trustee satisfactory to the Control Party. If no successor Trustee shall have been so appointed by the Issuer within thirty (30) days of notice of removal or resignation and shall have accepted appointment in the manner hereinafter provided, then the Control Party may appoint a successor Trustee. No removal or resignation of the Trustee shall become effective until the acceptance of the appointment of a successor Trustee acceptable to the Control Party under Section 7.10.
     (e) The Issuer shall give notice in the manner provided in Section 14.03 of each resignation and each removal of the Trustee and each appointment and acceptance of appointment of a successor Trustee with respect to the Notes. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.
     (f) All amounts owing to the resigning or removed Trustee shall be payable solely on the next scheduled date for distributions and solely in accordance with the priorities set forth in Section 13.03.
     Section 7.10 Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer, the Secured Parties and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee but, on request of the Issuer, the Control Party or the successor Trustee, such retiring Trustee shall execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee or the Control Party, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.
     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article.
     Section 7.11 Merger, Conversion, Consolidation or Succession to Business of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder (provided that such successor shall at all times be required to be eligible under Section 7.08), without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.
     Section 7.12 Co-Trustees and Separate Trustees.
     (a) At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Collateral may at the time be located, the Issuer and the Trustee shall (with the prior written consent of the Control Party) have power to appoint, and, upon the written request of the Trustee, the Note Insurer or of the Noteholders representing at least fifty-one percent (51%) of the Outstanding Note Balance of the Class A Notes, the Issuer shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee and the Control Party and meeting the eligibility standards for the Trustee specified in Section 7.08, either to act as Co-Trustee, jointly with the Trustee of all or any part of such Collateral, or to act as separate Trustee of any such property (a “Co-Trustee”), in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuer does not join in such appointment within fifteen (15) days after the receipt by it of a request so to do, or, in case an Event of Default exists, the Trustee alone shall have power to make such appointment.
     (b) Should any written instrument from the Issuer be reasonably required by any Co-Trustee or separate Trustee so appointed for more fully confirming to such Co-Trustee or separate Trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

     (c) Every Co-Trustee or separate Trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:
     (i) the Notes shall be authenticated and delivered by, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely by the Trustee;
     (ii) the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such Co-Trustee or separate Trustee jointly, as shall be provided in the instrument appointing such Co-Trustee or separate Trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such Co-Trustee or separate Trustee at the direction or with the consent of the Trustee;
     (iii) the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Control Party and, prior to the occurrence of an Event of Default, the Issuer, may accept the resignation of or remove any Co-Trustee or separate Trustee, appointed under this Section, and, in case an Event of Default exists, the Trustee shall, at the direction of the Control Party, have power to accept the resignation of, or remove, any such Co-Trustee or separate Trustee without the concurrence of the Issuer. Upon the written request of the Trustee, the Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any Co-Trustee or separate Trustee that has so resigned or been removed may be appointed in the manner provided in this Section;
     (iv) no Co-Trustee or separate Trustee hereunder shall be personally liable by reason of any act or omission of the Trustee or any other such Trustee hereunder nor shall the Trustee be liable by reason of any act or omission of any Co-Trustee or separate Trustee selected by the Trustee with due care or appointed in accordance with directions to the Trustee pursuant to Section 6.14 provided, that the appointment of any Co-Trustee or separate Trustee shall not relieve the Trustee from any of its express duties and obligations under this Indenture; and
     (v) any Act of Noteholders delivered to the Trustee shall be deemed to have been delivered to each such Co-Trustee and separate Trustee.
     Section 7.13 Maintenance of Office or Agency; Initial Appointment of Payment Agent. The Note Registrar will maintain an office within the State of New York or the State of Minnesota where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demand to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby appoints the Trustee as the Paying Agent and its Corporate Trust Office as the office for each of said purposes.
     Section 7.14 Appointment of Authenticating Agent. The Trustee may at its expense appoint an Authenticating Agent or Authenticating Agents with respect to the Notes which shall be authorized to act on behalf of the Trustee to authenticate Notes issued upon original issue or upon exchange, registration of transfer or pursuant to Section 2.08, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee certificate of authentication or the delivery of Notes to the Trustee for authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent and delivery of the Notes to the Authenticating Agent on behalf of the Trustee. Each Authenticating Agent shall be acceptable to the Issuer and the Control Party (whose acceptance shall not be unreasonably withheld or delayed) and shall at all times be a corporation having a combined capital and surplus of not less than the equivalent of $50,000,000 and subject to supervision or examination by federal or state authority or the equivalent foreign authority, in the case of an Authenticating Agent who is not organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.
     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent, provided that such corporation shall be otherwise eligible under this Section.
     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee, the Note Insurer and to the Issuer. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent, the Noteholders, the Note Insurer and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and the Control Party or, after the occurrence of an Event of Default, solely the Control Party, and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Noteholders, if any, with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Note Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.
     If an appointment is made pursuant to this Section, the Notes may have endorsed thereon, in addition to the Trustee certificate of authentication, an alternate certificate of authentication in the following form:
     This is one of the Notes described in the within-mentioned Indenture.

U.S. Bank National Association, as Trustee
By:
As Authenticating Agent

By:
Authorized Officer

     Section 7.15 Appointment of Paying Agent other than Trustee; Money for Note Payments to be Held in Trust.
     If, at the request of the Trustee, and with the consent of the Control Party, a party other than the Trustee is ever appointed as a Paying Agent, the Issuer will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that, subject to the provisions of this Section, such Paying Agent will:
     (a) hold all sums held by it for the payment of principal or interest on Notes in trust in an Eligible Account in the name of the Trustee on behalf of the Issuer at the Corporate Trust Office, which account shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Secured Parties, until such sums shall be paid to such Persons or otherwise disposed of as provided in Section 13.03;
     (b) give the Trustee, the Note Insurer and the Noteholders notice of any Default by the Issuer (or any other obligor upon the Notes) in the making of any payment of principal or interest; and
     (c) at any time, upon the written request of the Trustee or the Note Insurer, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.
     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Subject to Section 11.04, any money deposited with the Trustee or any Paying Agent in trust for the payment of the principal or interest on any Note and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Issuer on Issuer Request, and the Noteholder of such Note shall thereafter, as an unsecured general creditor, and subject to any applicable statute of limitations, look only to the Issuer for payment thereof, and all liability of the Trustee and such Paying Agent with respect to such trust money or the related Note, shall thereupon cease; provided that the Trustee or such Paying Agent, before being required to make any such repayment, may (upon delivery of an Issuer Order), cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the city in which the Corporate Trust Office is located, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer; provided, further, that if such money or any portion thereof had been previously deposited by the Note Insurer with the Trustee for the payment of principal or interest on the Notes, to the extent any amounts or any other amounts owing to the Note Insurer under the Transaction Documents are owing to the Note Insurer, such amounts shall be paid promptly to the Note Insurer. The Trustee may also adopt and employ, any other reasonable means of notification of such repayment (including mailing notice of such repayment to the Noteholders whose right to or interest in monies due and payable but not claimed is determinable from the records of any Paying Agent, at the last address as shown on the Note Register for each such Noteholder). No additional interest shall accrue on the related Note subsequent to the date on which such funds were available for distribution to such Noteholder.
     Section 7.16 Rights with Respect to the Servicer and Back-up Servicer. The Trustee’s rights and obligations with respect to the Servicer and the Back-up Servicer shall be governed by this Indenture, the Servicing Agreement and the other Transaction Documents.
     Section 7.17 Representations and Warranties of the Trustee. The Trustee hereby represents and warrants for the benefit of the parties hereto and the Secured Parties that:
     (a) Organization and Good Standing. The Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States, and has the power to own its assets and to transact the business in which it is presently engaged;
     (b) Authorization. The Trustee has the power, authority and legal right to execute, deliver and perform this Indenture and each other Transaction Document to which it is a party and to authenticate the Notes, and the execution, delivery and performance of this Indenture and each other Transaction Document and the authentication of the Notes has been duly authorized by the Trustee by all necessary corporate action;
     (c) Binding Obligations. This Indenture and each other Transaction Document to which the Trustee is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, constitute the legal, valid and binding obligations of the Trustee, enforceable against the Trustee in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors’ rights generally and the rights of trust companies in particular and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefore may be brought, whether in a proceeding at law or in equity;
     (d) No Violation. The performance by the Trustee of its obligations under this Indenture and each other Transaction Document to which the Trustee is a party will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the charter documents or bylaws of the Trustee;
     (e) No Proceedings. To the best of its knowledge, there are no proceedings or investigations to which the Trustee is a party pending, or, to the knowledge of the Trustee, threatened, before any court, regulatory body, administrative agency or other tribunal or Governmental Authority (A) asserting the invalidity of this Indenture or any other Transaction Documents, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Indenture or any other Transaction Document or (C) seeking any determination or ruling that would materially and adversely affect the performance by the Trustee of its obligations under, or the validity or enforceability of, this Indenture, the Notes or any other Transaction Documents;
     (f) Approvals. Neither the execution or delivery by the Trustee of this Indenture or any other Transaction Document to which it is a party nor the consummation of the transactions by the Trustee contemplated hereby or by any other Transaction Document to which it is a party requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any Governmental Authority under any existing federal or state law governing the banking or trust powers of the Trustee; and
     (g) Eligibility. The Trustee meets the eligibility requirements set forth in Section 7.08 hereof.
     (h) Class A Insurance Policy Held in Trust. The Trustee shall, and hereby agrees that it will, hold the Class A Insurance Policy in trust and will hold any proceeds of any claim on the Class A Insurance Policy in trust solely for the use and benefit of the Class A Noteholders.
ARTICLE VIII
THE CUSTODIAN
     Section 8.01 Appointment of Custodian. Subject to the terms and conditions hereof, the Issuer and the Control Party hereby revocably appoint the Trustee as Custodian, and the Trustee hereby accepts such appointment and agrees to act as Custodian on behalf of the Secured Parties to maintain exclusive custody of the Contract Files in order to perfect the ownership interest of the Issuer in the Contracts and the security interest of the Secured Parties in the Contracts and the other items in the Contract Files and any and all proceeds of the foregoing; provided that from and after the release or discharge of the Secured Parties’ lien in and to the Contracts and the other items in the Contract Files and any and all proceeds of the foregoing, the Custodian shall serve as exclusive agent and custodian of the Issuer with respect to the Contract Files.
     Section 8.02 Removal of Custodian. With or without cause, with sixty (60) days’

notice, (a) prior to the occurrence of an Event of Default the Issuer may, with the prior written consent of the Control Party, or (b) following the occurrence of an Event of Default, the Control Party may, remove and discharge the Custodian from the performance of its duties under this Indenture with respect to any or all of the Contracts and related Contract Files by written notice from the Issuer or the Control Party, as the case may be, to the Custodian, with a copy to the Trustee, the Note Insurer and the Servicer. Having given notice of such removal, the Issuer (prior to the occurrence of an Event of Default) or the Control Party (following the occurrence of an Event of Default) shall, by written instrument and with the consent of the Control Party (if the notice of removal came from the Issuer), promptly appoint a successor custodian to act on behalf of the Issuer in replacement of the Custodian under this Indenture, which successor Custodian shall be satisfactory to the Control Party in its sole discretion. In the event of any such removal, the Custodian shall promptly transfer to the successor custodian, as directed, all affected Contracts and related Contract Files. In the event of removal of the Custodian for cause and the appointment of a successor custodian under this Indenture, the expenses of transferring the Contracts and related Contract Files to the successor custodian shall be at the expense of the Custodian. In the event of removal of the Custodian without cause by the Issuer (prior to the occurrence of an Event of Default) or the Control Party, as the case may be, and the appointment of a successor custodian under this Indenture, the Issuer shall be responsible for the expenses of transferring the Contracts and related Contract Files to the successor custodian. Notwithstanding the foregoing, this Indenture shall remain in full force and effect with respect to any Contracts and related Contract Files for which this Indenture is not terminated hereunder. The Custodian may petition a court of competent jurisdiction to appoint a successor hereunder if no successor is appointed within such 60-day notice period.
     Section 8.03 Termination by Custodian. The Custodian may terminate its obligations under this Indenture upon at least sixty (60) days’ notice to the Servicer, the Issuer and the Control Party; provided, no termination shall be effective until appointment of a successor acceptable to the Control Party. In the event of such termination, the Issuer shall promptly appoint a successor custodian acceptable to the Control Party or, after the occurrence of an Event of Default, solely the Control Party may appoint a successor custodian. The payment of such successor custodian’s fees and expenses with respect to each Contract and related Contract Files shall be solely the responsibility of the Issuer. Upon such appointment, the Custodian shall promptly transfer to the successor custodian, as directed, all Contracts and related Contract Files being held under this Indenture. The Custodian may petition a court of competent jurisdiction to appoint a successor hereunder if no successor is appointed within such sixty (60) day notice period.
     Section 8.04 Limitations on the Custodian’s Responsibilities.
     (a) Except as provided herein, the Custodian shall be under no duty or obligation to inspect, review or examine the Contracts or related Contract Files to determine that the contents thereof are appropriate for the represented purpose or that they have been actually recorded or that they are other than what they purport to be on their face.
     (b) The Custodian shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Indenture, other than for the Custodian’s compensation or for reimbursement of expenses.

     (c) The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy or perfection of any lien upon or security interest in any Contract; provided that, the foregoing shall not reduce or eliminate the Custodian’s obligations under Section 4.03 hereof.
     (d) Any other provision of this Indenture to the contrary notwithstanding, the Custodian shall have no notice, and shall not be bound by any of the terms and conditions of any document executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this Indenture unless the Custodian is a signatory party to that document or such document is the Indenture, the Servicing Agreement or the Lockbox Intercreditor Agreement. Notwithstanding the foregoing sentence, the Custodian shall be deemed to have notice of the terms and conditions (including, without limitation, definitions not otherwise set forth in full in this Indenture) of documents executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this Indenture, to the extent such terms and provisions are referenced, or are incorporated by reference, into this Indenture only as long as the Custodian shall have been provided a copy of any such document or Indenture. Each of the Trustee, the Back-up Servicer and the Custodian acknowledges receipt of a copy of the Transaction Documents to which it is a party on the Closing Date.
     (e) The duties and obligations of the Custodian shall only be such as are expressly set forth in this Indenture or as set forth in a written amendment to this Indenture executed by the parties hereto or their successors and assigns. In the event that any provision of this Indenture implies or requires that action or forbearance be taken by a party, but is silent as to which party has the duty to act or refrain from acting, the parties agree that the Custodian shall not be the party required to take the action or refrain from acting. In no event shall the Custodian have any responsibility to ascertain or take action except as expressly provided herein.
     (f) Nothing in this Indenture shall be deemed to impose on the Custodian any duty to qualify to do business in any jurisdiction, other than (i) any jurisdiction where any Contract and related Contract Files is or may be held by the Custodian from time to time hereunder, and (ii) any jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Custodian or its property or business or on the ability of the Custodian, the Issuer or the Servicer to perform its duties hereunder or under the other Transaction Documents.
     (g) The Custodian may consult with counsel selected by the Custodian with regard to legal questions arising out of or in connection with this Indenture, and the written opinion of such counsel shall be full and complete authorization and protection in respect of any action reasonably taken, omitted or suffered by the Custodian in good faith and in accordance therewith.
     (h) The Custodian may, at any time during the administration of this Indenture, request and receive a written direction from the Control Party in connection with actions to be taken under this Indenture and shall not be liable for any action taken or omitted in good faith reliance thereon;

     (i) No provision of this Indenture shall require the Custodian to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights and powers, if, in its reasonable judgment, it shall believe that repayment of such funds is not reasonably assured to it without an indemnity against such risk or liability (the unsecured indemnity of a Noteholder or the Note Insurer being deemed satisfactory for such purposes, so long as such Person’s long-term debt is rated at least BBB/Baa2).
     (j) The Custodian shall have no duty to ascertain whether or not each amount or payment has been received by the Trustee or any third person.
     Section 8.05 Limitation on Liability. Neither the Custodian nor any of its directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed (which belief may be based upon the opinion or advice of counsel selected by it in the exercise of reasonable care) by it or them to be within the purview of this Indenture, except for its or their own negligence, lack of good faith or willful misconduct. The Custodian and any director, officer, employee or agent of the Custodian may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. In no event shall the Custodian or its directors, officers, agents and employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages. The provisions of this Section 8.05 shall survive the termination of this Indenture.
     Section 8.06 Custodian Obligations Regarding Genuineness of Documents. In the absence of bad faith or gross negligence on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Indenture; provided that the provisions of this Section shall not in any manner limit or reduce the responsibilities of the Custodian under this Indenture.
     Section 8.07 Force Majeure. The Custodian shall not be responsible for delays or failures in performance resulting from acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, expropriation, currency restrictions, government regulations adopted after the date of this Indenture, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters of a similar nature which are beyond its control.
ARTICLE IX
THE CLASS A INSURANCE POLICY
     Section 9.01 Claims Under Class A Insurance Policy.
     (a) The Trustee shall, prior to each Payment Date, determine the Note Insurance Guaranteed Payment for the related Payment Date. If the Note Insurance Guaranteed Payment

for such Payment Date is greater than zero, the Trustee shall, not later than the second Business Day preceding such Payment Date, furnish to the Note Insurer a completed Notice (as defined in (b) below) in the amount of the Note Insurance Guaranteed Payment claimed under the Class A Insurance Policy. Amounts paid by the Note Insurer pursuant to a claim submitted under this Section shall be deposited by the Trustee into the Collection Account for payment to Class A Noteholders on the related Distribution Date.
     (b) Any notice delivered by the Trustee to the Note Insurer in the form attached as Exhibit A to the Class A Insurance Policy pursuant to subsection (a) shall specify the Note Insurance Guaranteed Payment claimed under the Class A Insurance Policy and shall constitute a “Payment Notice” under the Class A Insurance Policy. In accordance with the provisions of the Class A Insurance Policy, the Note Insurer is required to pay to the Trustee the Note Insurance Guaranteed Payment properly claimed thereunder by 12:00 p.m., New York time, on the later of (i) the Business Day following receipt on a Business Day of the Notice, and (ii) the Payment Date. Any payment made by the Note Insurer under the Class A Insurance Policy shall be applied solely to the payment of the Note Insurance Guaranteed Payment, and for no other purpose.
     (c) The Trustee shall deposit the Note Insurance Guaranteed Payment in the Collection Account upon receipt of such Note Insurance Guaranteed Payment from the Note Insurer for distribution on the Payment Date to the Class A Noteholders in accordance with Section 13.03.
     (d) The Trustee shall (i) receive as attorney-in-fact of each Class A Noteholder, any Note Insurance Guaranteed Payment from the Note Insurer and (ii) deposit the same into the Collection Account pursuant to Sections 9.01(c) and 13.03 for distribution to the Class A Noteholders. Any and all Note Insurance Guaranteed Payments disbursed by the Trustee from claims made under the Class A Insurance Policy shall not be considered payment by the Issuer with respect to such Class A Notes, and shall not discharge the obligations of the Issuer with respect thereto. The Note Insurer shall, to the extent it makes any payment with respect to the Class A Notes, become subrogated to the rights of the recipients of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Class A Notes by or on behalf of the Note Insurer, the Trustee shall assign to the Note Insurer all rights to the payment of interest or principal with respect to the Class A Notes which are then due for payment to the extent of all payments made by the Note Insurer and the Note Insurer may exercise any option, vote, right, power or the like with respect to the Class A Notes to the extent that it has made payment pursuant to the Class A Insurance Policy. To evidence such subrogation, the Note Registrar shall note the Note Insurer’s rights as subrogee upon the register of the Class A Noteholders upon receipt from the Note Insurer of proof of payment by the Note Insurer of any amounts due in respect of the Class A Notes on the Final Payment Date. The foregoing subrogation shall in all cases be subject to the rights of the Class A Noteholders to receive all Note Insurance Guaranteed Payments in respect of the Class A Notes and the Class B Notes, respectively.
     (e) The Trustee shall keep a complete and accurate record of all funds deposited by the Trustee on behalf of the Note Insurer into the Collection Account with respect to the Class A Insurance Policy and the allocation of such funds to payment of interest and principal in respect of any Class A Note. The Note Insurer shall have the right to inspect such records at reasonable times upon one Business Day’s prior notice to the Trustee.
     (f) The Trustee shall be entitled to enforce on behalf of the Class A Noteholder the obligations of the Note Insurer under the Class A Insurance Policy. Notwithstanding any other provision of this Indenture or any Transaction Document, the Class A Noteholders are not entitled to institute proceedings directly against the Note Insurer.
      Section 9.02 Preference Claims Under Class A Insurance Policy.
     (a) In the event that the Trustee has received a certified copy of a Final Order that all or a portion of any amount insured under the Class A Insurance Policy has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify the Note Insurer, shall comply with the provisions of the Class A Insurance Policy to obtain payment by the Note Insurer of such avoided payment, and shall, at the time it provides notice to the Note Insurer, notify Holders of the Class A Notes by mail that, in the event that any Class A Noteholder’s payment is so recoverable, such Noteholder will be entitled to payment pursuant to the terms of the Class A Insurance Policy. The Trustee shall furnish to the Note Insurer its records evidencing the payments of principal of and interest on Class A Notes, if any, which have been made by the Trustee and subsequently recovered from Class A Noteholder, and the dates on which such payments were made. Pursuant to the terms of the Class A Insurance Policy, the Note Insurer will make such payment on behalf of the Noteholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Trustee or any Class A Noteholder directly (unless a Noteholder has previously paid such payment to the receiver, conservator, debtor-in-possession or Trustee in bankruptcy, in which case the Note Insurer will make such payment to the Trustee for distribution to such Noteholder upon proof of such payment reasonably satisfactory to the Note Insurer).
     (b) The Trustee shall promptly notify the Note Insurer of any proceeding or the institution of any action (of which a Responsible Officer of the Trustee has actual knowledge) seeking a Preference Amount. In accordance with the provisions of the Class A Insurance Policy, the Note Insurer is required to pay an amount equal to each such Preference Amount by 12:00 noon on the Business Day following receipt by the Note Insurer on a Business Day of (x) a certified copy of the Final Order and (y) an assignment, in form reasonably satisfactory to the Note Insurer, irrevocably assigning to the Note Insurer all rights and claims of the Trustee and/or such Class A Note Noteholder relating to or arising under such Preference Amount and constituting an appropriate instrument, in form satisfactory to the Note Insurer, appointing the Note Insurer as the agent of the Trustee and/or such Class A Noteholder in respect of such Preference Amount, including without limitation in any legal proceeding related to such Preference Amount, and (z) a Notice appropriately completed and executed by the Trustee or such Class A Noteholder, as the case may be. Such payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Trustee or Class A Noteholder directly (unless the Class A Noteholder has previously paid such amount to such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in such Final Order in which case payment shall be made to the Trustee for distribution to the Class A Noteholder upon delivery of proof of such payment reasonably satisfactory to the Note Insurer). Notwithstanding the foregoing, in no event shall the Note Insurer be (i) required to make any payment under the Class A Insurance Policy in respect of any Preference Amount to the extent such Preference Amount is comprised of amounts previously paid by the Note Insurer, or (ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal amount of any Class A Notes, prior to the time the Note Insurer otherwise would have been required to make a payment in respect of such principal, in which case the Note Insurer shall pay the balance of the Preference Amount when such amount otherwise would have been required to be paid hereunder.
     (c) Each Class A Noteholder, by its purchase of Class A Notes, and the Trustee hereby agree that, the Note Insurer may at any time during the continuation of any proceeding relating to a Preference Amount direct all matters relating to such Preference Amount, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Amount and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal at the expense of the Note Insurer, but subject to reimbursement as provided in the Note Insurance Agreement. In addition, and without limitation of the foregoing, the Note Insurer shall be subrogated to, and each Class A Noteholder and the Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Trustee and each Class A Noteholder in the conduct of any proceeding with respect to a Preference Amount, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Amount.
     Section 9.03 Collateral and Trust Accounts Held for Benefit of Note Insurer. The Trustee shall hold the Collateral for the benefit of the Secured Parties and all references in this Indenture and in the Class A Notes to the benefit of Class A Noteholders shall be deemed to include the Note Insurer.
     Section 9.04 Preservation of the Note Insurer’s Rights. Upon its becoming aware of the occurrence of a Default, an Event of Default or an Event of Servicing Termination, the Trustee shall promptly notify the Note Insurer of such Default, Event of Default or Event of Servicing Termination pursuant to Section 12.02 of this Indenture. The Trustee, the Issuer and the Servicer shall cooperate in all respects with any reasonable request by the Note Insurer for action to preserve or enforce the Note Insurer’s rights or interests under this Indenture without limiting the rights or affecting the interests of the Class A Noteholders as otherwise set forth herein.
     Section 9.05 Pending Litigation. The Trustee hereby agrees to provide the Note Insurer prompt notice of any action, proceeding or investigation of which it has actual knowledge that names the Issuer, Trustee or Servicer as a party that could adversely affect the interest of the Class A Noteholders.
     Section 9.06 Note Insurer’s Rights. (a) For so long as no Note Insurer Default has occurred and is continuing, each Class A Noteholder agrees that the Note Insurer shall be treated by the Issuer, the Servicer, the Back-up Servicer and the Trustee as if the Note Insurer were the Class A Noteholders for the purpose (and solely for the purpose) of the giving of any consent, the making of any direction or the exercise of any voting or other control rights otherwise given to the Class A Noteholders hereunder and the Class A Noteholders shall only exercise such rights with the prior written consent of the Note Insurer.

     (b) The Trustee, the Issuer, the Servicer and the Back-up Servicer shall cooperate in all respects with any reasonable request by the Note Insurer for action to preserve or enforce the Note Insurer’s rights or interests under this Indenture without limiting the rights or affecting the interests of the Class A Noteholders as otherwise set forth herein; provided, however, that neither the Trustee nor the Issuer shall be under any obligation to institute, conduct or defend any litigation hereunder or in relation hereto at the request, direction or order of the Note Insurer pursuant to the provisions of this Indenture, unless the Note Insurer shall have offered to the Trustee or the Issuer, as applicable, reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.
     Section 9.07 Notices to Note Insurer. All notices, statements, reports, certificates, lists or opinions required by this Indenture to be sent to the parties hereto, the Rating Agencies or the Class Noteholders shall also be sent, at the same time such statements, reports, certificates, lists of opinions are otherwise sent, by overnight delivery, telecopy or email to the Note Insurer.
     Section 9.08 Surrender of Class A Insurance Policy. The Trustee shall surrender the Class A Insurance Policy to the Note Insurer for cancellation upon the expiration of such policy in accordance with the terms thereof.
ARTICLE X
SUPPLEMENTAL INDENTURES
     Section 10.01 Supplemental Indentures without Consent of the Noteholders.
     (a) The Issuer, the Servicer, the Trustee, the Custodian and the Back-up Servicer, without the consent of the Holders of any Notes but with the consent of the Control Party may, at any time and from time to time, enter into one or more amendments to this Indenture or indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes, provided that (x) any such amendment or supplemental indenture, as evidenced by an opinion of counsel if requested by the Trustee, the Note Insurer or the Control Party, will not have an adverse effect on the legal rights of the Holders, the Swap Counterparty or the Note Insurer, (y) each Rating Agency shall have confirmed (other than S&P, from which no such confirmation shall be required), in writing, that the ratings on the Notes will not be lowered (without regard to the Class A Insurance Policy) as a result of or in connection with any such amendment and (z) any such amendment does not modify this Indenture in a manner requiring the consent of all affected Noteholders as described in Section 10.02 hereof.:
     (i) to better assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the Lien of this Indenture additional property; or
     (ii) to cause the provisions in this Indenture to conform to or be consistent with or in furtherance of the statements made with respect to the Notes, the Collateral or the Transaction Documents in the Offering Circular to the extent that such provisions were intended to be verbatim recitations of a provision in the Offering Circular, or to correct or supplement any provision in the Indenture which may be inconsistent with any other provisions therein or with the provisions of any other Transaction Document; or

     (iii) to evidence the succession of another Person to the Issuer, and the assumption by such successor of the covenants of the Issuer in this Indenture and in the Notes; or
     (iv) to add to the covenants of, and the conditions, limitations and restrictions to be observed by, the Issuer, for the benefit of the Secured Parties or to surrender any right or power conferred upon the Issuer in this Indenture; or
     (v) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee; or
     (vi) to evidence the succession of the Trustee pursuant to the terms of this Indenture.
     (b) The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee’s own rights, duties, indemnities, liabilities or immunities under this Indenture or otherwise.
     (c) Promptly after the execution by the Issuer, the Servicer, the Back-up Servicer, the Trustee of any supplemental indenture pursuant to this Section, the Issuer shall mail to the Rating Agencies, the Note Insurer and each Noteholder a copy of such supplemental indenture.
     Section 10.02 Supplemental Indentures with Consent of the Noteholders. With the prior written consent of the Majority Holders, the Swap Counterparty and (so long as no Note Insurer Default shall have occurred and be continuing) the Note Insurer, the Issuer, the Servicer, the Trustee, the Custodian and the Back-up Servicer may enter into an amendment or modification to this indenture or into indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture (other than as provided in Section 10.01 hereof); provided, however, that no such amendment or supplemental indenture shall become effective without (i) the consent of each of the Holders of the Notes, or the Swap Counterparty, adversely affected thereby, and (ii) so long as any Notes remain Outstanding, satisfaction of the Rating Agency Condition if such amendment or supplemental indenture shall:
     (a) change the Stated Maturity Date of any Note or the due date of any installment of principal of, or method of computing principal of, or any installment of interest on, any Note, or change the principal amount thereof or the applicable Note Rate thereof or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment; or
     (b) reduce the percentage of the principal amount of Outstanding Notes, the consent of the Holders of which is required for any such amendment or supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or Events of Default or their consequences; or
     (c) impair or adversely affect the priority of any payments payable by the Trustee from the Collection Account on each Payment Date under this Indenture; or
     (d) permit the creation of any Lien ranking prior to, on a parity with, or subordinate to the Lien of the Trustee with respect to any part of the Collateral or, except as expressly provided in this Indenture, terminate or release the Lien of the Trustee on any material portion of the Collateral at any time subject to the Indenture or deprive any Secured Party of the security afforded by the Lien of this Indenture; or
     (e) modify or alter any of the provisions of this Section 10.02 or any defined term used in Sections 10.01 or 10.02 of this Indenture (or any defined term used therein), except to increase the percentage of Holders required for any modification or waiver or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of each Noteholder affected thereby; or
     (f) modify Sections 6.01(a) or 6.01(b) or any defined term used therein, or Section 13.03.
     The Trustee is hereby authorized to join in the execution of any such amendment or supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such amendment or supplemental indenture that affects in any adverse respect the Trustee’s own rights, duties, liabilities or immunities under this Indenture or otherwise.
     Promptly after the execution by the Issuer, the Servicer, the Trustee and the Note Insurer (and the Control Party and all Noteholders if required to approve such amendment or supplement) of any supplemental indenture pursuant to this Section, the Issuer shall mail to the Rating Agencies, the Note Insurer, the Back-up Servicer, the Swap Counterparty and each Noteholder a copy of such supplemental indenture.
     Section 10.03 Execution of Supplemental Indentures. In executing any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Note Insurer, the Swap Counterparty and the Trustee shall be entitled to receive upon request, and (solely with respect to the Trustee, subject to Section 7.01) shall be not be liable for and shall be fully authorized to conclusively rely in good faith upon, an Opinion of Counsel reasonably acceptable to the Trustee and the Control Party stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and all conditions precedent to such execution have been satisfied.
     Section 10.04 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Noteholder theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     Section 10.05 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.
     Section 10.06 Amendments Affecting Note Insurer; Consent of Note Insurer. Notwithstanding any of the other provisions of this Indenture, none of the Issuer, the Servicer, the Back-up Servicer, the Trustee or the Custodian shall enter into any amendment or supplement to this Indenture that would (i) adversely affect or diminish the rights of the Note Insurer, or the benefits accorded to the Note Insurer, under the Note Insurance Agreement, the Premium Letter, this Indenture (including the priority of payments set forth in Section 13.03) or any other Transaction Document, or (ii) adversely affect or expand the obligations of the Note Insurer under the Note Insurance Agreement, the Premium Letter and the Class A Insurance Policy.
     Section 10.07 Amendments to the Lockbox Intercreditor Agreement. The Trustee shall not enter into any material amendment, modification, supplement, consent or waiver of the Lockbox Intercreditor Agreement without the written consent of the Control Party and the Swap Counterparty and the satisfaction of the Rating Agency Condition.
ARTICLE XI
REDEMPTIONS AND PREPAYMENTS OF NOTES
     Section 11.01 Redemptions of Notes.
     (a) Optional Redemptions. The Issuer shall have the right, subject to the terms hereof, to redeem, in whole but not in part, all Outstanding Notes prior to the Stated Maturity Date on any Payment Date on which the Aggregate Outstanding Note Balance, after giving effect to the payments to be made on such Payment Date, is less than or equal to five percent (5%) of the Aggregate Initial Note Balance issued under this Indenture. In connection with any such redemption of all Outstanding Notes, the Issuer shall set the Redemption Date and give notice thereof in writing to the Trustee pursuant to Section 11.02. The Issuer shall set the Redemption Date and the Redemption Record Date and give notice thereof to the Trustee pursuant to Section 11.02 hereof.
     (b) Installments of interest and principal due on or prior to the Redemption Date shall continue to be payable to the Holders of the Notes called for redemption as of the relevant Record Dates according to their terms and the provisions of Section 2.09 hereof. The election of the Issuer to redeem any Notes pursuant to this Section shall be evidenced by a written notice from the Issuer directing the Trustee to make the payment of the Redemption Price on all of the Notes to be redeemed from monies deposited with the Trustee pursuant to Section 11.02 hereof.
     Section 11.02 Notice to Trustee. In the case of any redemption pursuant to Section 11.01 hereof, (a) the Issuer shall, at least 15 days prior to the Redemption Date, notify the Trustee, the

Note Insurer and the Holders of the Notes in writing of the Issuer’s election to cause a redemption of the Notes; (b) the Issuer shall deposit in the Collection Account on the Business Day immediately preceding the Redemption Date the amounts described in Section 11.02(c); and (c) the Issuer shall deliver an Issuer Order directing the Trustee to (i) make payment of the sum of (A) the Redemption Price plus, (B) all other amounts that are due or will be due to the Noteholders, the Trustee, the Custodian, the Back-up Servicer, the Servicer, the Swap Counterparty and the Note Insurer under the Transaction Documents and (ii) to return the Class A Insurance Policy to the Note Insurer on the Redemption Date. Upon delivery to the Trustee, the Noteholders, the Custodian, the Paying Agent, the Back-up Servicer and the Note Insurer of such documents and an Officer’s Certificate from the Servicer satisfactory to the Control Party certifying that (1) the amounts required to be deposited into the Collection Account shall have been deposited, (2) the requirements of Section 11.01(a) have been satisfied and (3) the Class A Insurance Policy has been returned to the Note Insurer, the Trustee shall promptly release its interest in the entire Collateral as provided in Section 11.05.
     Section 11.03 Notice of Redemptions to Noteholders. Upon receipt of the notice set forth in Section 11.02(a), the Trustee shall provide notice thereof with a copy of such notice of redemption pursuant to Section 11.01 by first class mail or courier delivery, dispatched no later than five (5) Business Days following the date on which such notice was provided, to each Noteholder (at its address in the Note Register).
     All notices of redemption shall state:
     (a) the Redemption Date;
     (b) the amount that will be deposited in the Collection Account, which shall be the sum of (A) the Redemption Price plus (B) all other amounts that are payable to the Noteholders, the Trustee, the Note Insurer, the Swap Counterparty, the Custodian, the Back-up Servicer, the Servicer and the Paying Agent under the Transaction Documents on the Redemption Date;
     (c) that on the Redemption Date, the Redemption Price will become due and payable with respect to the Notes, and that interest on all Outstanding Notes shall cease to accrue on such date;
     (d) all conditions precedent in connection with such redemption have been satisfied;
     (e) the address at which such redeemed Notes shall be delivered; and
     (f) the Redemption Record Date.
     Notice of redemption of Notes shall be given by the Trustee in the name and at the expense of the Issuer.
     Section 11.04 Amounts Payable on Redemption Date. Notice of redemption having been given to Noteholders as provided in Section 11.03, such Notes shall, on the Redemption Date, become due and payable at the Redemption Price specified in Section 11.03(b), and on such Redemption Date (unless the Issuer shall default in the payment of such Redemption Price), all of the Outstanding Notes shall cease to bear interest. On the Redemption Date: (A) each

Noteholder shall be paid such Noteholder’s applicable share of the Redemption Price by the Paying Agent on behalf of the Issuer upon presentation and surrender of their respective Notes at the office or agency specified in Section 7.13; and (B) each other Person to whom monies are owed under Section 11.03(b) shall be paid all amounts owing to such Person from the amounts deposited in the Collection Account in accordance with Section 11.02(b); provided, that no redemption may be effectuated unless, concurrently with any redemption occurring under this Article XI, all amounts due under this clause (B) shall be paid in full from funds on deposit in the Collection Account. If the Holder of any Note called for redemption shall not be so paid, then the principal shall, until paid, bear interest from the Redemption Date at the applicable Note Rate and the redemption shall be canceled, the Paying Agent shall return the Redemption Price specified in Section 11.03(b) to the Issuer or other Person providing the funds for payment, and the Notes shall be payable on the Stated Maturity Date or earlier to the extent otherwise provided herein. All amounts payable on any Redemption Date shall be paid in accordance with this Section 11.04, without regard to the priority of distribution provisions contained in Section 13.03.
     Section 11.05 Release of Contract Assets in Connection with Redemptions.
     (a) In connection with any redemption permitted under this Article XI, the Issuer shall be permitted to obtain a release of the Contracts, and the Trustee shall release its Lien on the Contracts, at any time after the conditions to any redemption set forth in this Article XI have been satisfied. In order to effect any such release, the Issuer shall deliver to the Trustee, the Note Insurer and the Custodian an Officer’s Certificate, (1) identifying the Contracts and the related Equipment to be released, (2) requesting the release thereof, (3) setting forth the amount deposited in the Collection Account with respect thereto, (4) certifying that the amount deposited in the Collection Account is equal to the Redemption Price and all other amounts required to be paid in connection with a Redemption under this Article XI, and (5) certifying that all other conditions precedent set forth in the Transaction Documents relating to such release have been satisfied.
     (b) Upon receipt of the Officer’s Certificate from the Issuer containing the certifications required under clause (a) of this Section, and provided that all other certifications and documents required under the terms of this Indenture have been received by the Trustee, the Trustee shall release from the Lien of this Indenture and the Custodian shall deliver to the Issuer or upon Issuer Order the Contracts and all related Contract Assets described in the Issuer’s Officer’s Certificate.
ARTICLE XII
REPRESENTATIONS, WARRANTIES AND COVENANTS
     Section 12.01 Representations and Warranties.
     The Issuer hereby makes the following representations and warranties for the benefit of the Trustee, the Custodian and the Secured Parties on which the Trustee relies in accepting the Collateral in trust and in authenticating the Notes and the Note Insurer relies in issuing the Class A Insurance Policy. Except as specifically provided otherwise, such representations and warranties are made as of the Closing Date and each Acquisition Date and shall survive the transfer, grant and assignment of the Collateral to the Trustee.
     (a) Organization and Good Standing. The Issuer is a Delaware limited liability company duly organized, validly existing and is not organized under the laws of any other jurisdiction. The Issuer is in good standing under the law of the State of Delaware and each other State where the nature of its activities requires it to “qualify to do business”, except to the extent that the failure to so qualify would not individually or in the aggregate materially adversely affect the ability of the Issuer to perform its obligations under the Transaction Documents.
     (b) Authorization. The Issuer has the power, authority and legal right to execute, deliver and perform under the Transaction Documents and the execution, delivery and performance of the Transaction Documents have been duly authorized by the Issuer by all necessary limited liability company action.
     (c) Binding Obligation. Each of the Transaction Documents to which the Issuer is a party, assuming due authorization, execution and delivery by the parties thereto other than the Issuer, constitutes a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, rehabilitation, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.
     (d) No Violation. The consummation of the transactions contemplated by the fulfillment of the terms of the Transaction Documents will not: (i) conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under the organizational documents of the Issuer, any indenture, agreement, mortgage, deed of trust or other instrument to which the Issuer is a party or by which it is bound; (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, other than any Lien created or imposed pursuant to the terms of the Transaction Documents, or (iii) violate any law or, to the best of the Issuer’s knowledge, any material order, rule or regulation applicable to the Issuer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Issuer or any of its properties.
     (e) No Proceedings. There are no proceedings or investigations to which the Issuer, or any of the Issuer’s Affiliates, is a party pending, or, to the knowledge of the Issuer, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (A) asserting the invalidity of the Transaction Documents or any Receivable or any Contract, (B) seeking to prevent the issuance of any of the Notes or the consummation of any of the transactions contemplated by the Transaction Documents, or (C) seeking any determination or ruling that would adversely affect the performance by the Issuer of its obligations under, or the validity or enforceability of, the Transaction Documents or any Receivable or any Contract.
     (f) Approvals. All approvals, authorizations, consents, orders or other actions of any Person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of the Transaction Documents and with the valid and proper authorization, issuance and sale of the Notes pursuant to this Indenture (except that no such representation is made with respect to any necessary approvals of State securities officials under the Blue Sky Laws), have been or will be taken or obtained on or prior to the Closing Date.
     (g) Principal Office. The Issuer’s principal place of business and chief executive office is located at the Issuer Address.
     (h) Transfer and Assignment. Upon the delivery by or on behalf of the Issuer to the Trustee of the Contracts and the filing of the financing statements described in Sections 4.01(a)(v) and 4.02(b), the Trustee, for the benefit of the Secured Parties, shall have a first priority perfected security interest in the Issuer’s interest in the Contracts and Receivables and the proceeds thereof and that portion of the Collateral in which a security interest may be perfected by possession or the filing of a financing statement, in each case, under the UCC, limited to the extent set forth in Section 9-315 of the UCC as in effect in the applicable jurisdiction; provided that none of the Servicer, the Partnership and the Issuer shall be required to file or record assignments of any UCC-1 financing statements or other lien recordings made against an Obligor. All filings (including UCC filings) as are necessary in any jurisdiction to perfect the security interest of the Trustee in the Collateral, including the transfer of the Contracts and any other payments to become due thereunder, have been made.
     (i) Owners of the Issuer. Lease Equity Appreciation Fund II, L.P. owns one hundred percent (100%) of the Equity Interest in the Issuer, and such Equity Interest is duly authorized, validly issued, fully paid for and non-assessable by the Issuer.
     (j) Bulk Transfer Laws. The transfer, assignment and conveyance of the Contract Assets by the Issuer pursuant to this Indenture are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.
     (k) The Contract Assets. The rights of the Issuer with respect to the representations and warranties that are made by the related Transferor in Section 3.01 of each Purchase and Sale Agreement and each Assignment Agreement, as of each Acquisition Date have been assigned by the Issuer to the Trustee pursuant to the terms hereof, and the Issuer is not aware of any inaccuracy in any such representations and warranties except for such inaccuracies as have been provided in writing to the Trustee and the Note Insurer.
     (l) Solvency. The Issuer, both prior to and after giving effect to the transactions contemplated hereby, (i) is not “insolvent” (as such term is defined in §101(32)(A) of the Bankruptcy Code); (ii) is able to pay its debts as they become due; and (iii) does not have unreasonably small capital for the activities that it conducts or for any transaction(s) in which it is about to engage.

     (m) Investment Company. The Issuer is not an “investment company” or a company controlled by an “investment company” registered or required to be registered under the Investment Company Act of 1940, as amended, or otherwise subject to any other federal or state statute or regulation limiting its ability to incur indebtedness. The Issuer, at all times, within the meaning of 17 C.F.R. 270.3a-7, (1) will have issued only the Notes and the membership interests issued to its managing member at its formation, and any other securities issued by the Issuer are “fixed income securities or other securities ... that depend primarily on the cash flow from eligible assets” and for which a trustee is appointed in compliance with 17 C.F.R. 270.3a-7(a)(4), (2) will sell its securities only to its affiliates, “qualified institutional buyers”, or institutional accredited investors or will sell securities “rated, at the time of initial sale, in one of the four highest categories assigned long-term debt” by a Rating Agency, (3) will either acquire or dispose of (x) the Contracts only in accordance with and as permitted by the Purchase and Sale Agreements, the Assignment Agreements, its limited liability company operating agreement and the Indenture, in the case of Contract dispositions, only in consequence of breach of representation or warranty, Contract default or Contract substitutions, or (y) any other “eligible assets” only (a) in accordance with the agreements under which its securities are issued, (b) if a rating downgrade of any of its outstanding “fixed-income securities” does not result and (c) if such acquisition or disposition is not “for the primary purpose of recognizing gains or decreasing losses resulting from market value changes”. The Issuer will not engage in any business other than that expressly permitted by the Transaction Documents and its limited liability company operating agreement.
     (n) Limited Activities. Since its formation, the Issuer has conducted no activities other than the execution, delivery and performance of the Transaction Documents contemplated hereby, and such other activities as are incidental to the foregoing and otherwise permitted under Section 12.02(i). The Issuer has incurred no indebtedness nor engaged in any activities or transactions nor acquired any assets except as expressly contemplated hereunder and under the other Transaction Documents.
     (o) Taxes. The Issuer has filed or caused to be filed all Federal, state and local tax returns which are required to be filed by it, and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Issuer or the Servicer on its behalf has set aside adequate reserves on its books in accordance with GAAP and which proceedings have not given rise to any Lien.
     (p) Lockbox Accounts. The Issuer has no lockbox accounts or other bank accounts for the collection of the Contract Assets other than the Lockbox Account.
     (q) Accuracy of Information. All certificates, reports, financial statements and similar writings furnished by or on behalf of the Issuer to the Trustee, the Note Insurer, the Swap Counterparty or any Noteholder, at any time pursuant to any requirement of, or in response to any written request of any such party under, this Indenture or any other Transaction Document, have been, and all such certificates, reports, financial statements and similar writings hereafter furnished by the Issuer to such parties will be, true and accurate in every respect material to the transactions contemplated hereby on the date as of which any such certificate, report, financial statement or similar writing was or will be delivered, and shall not omit to state any material facts or any facts necessary to make the statements contained therein not materially misleading.
     (r) Rating Agency Perfection Requirements as to Collateral.
          (1) This Indenture creates a valid and continuing security interest (as defined in the UCC) in the Collateral in favor of the Trustee, which security interest is prior to all other Liens and is enforceable as such as against creditors of and purchasers from the Issuer. The Issuer has good and marketable title to the Collateral (including the Collection Account, the Reserve Account, the Servicer Transition Account and all amounts from time to time on deposit in the Lockbox Account with respect to the Contracts), free and clear of any Liens (except as otherwise provided in the Lockbox Intercreditor Agreement and the rights of Obligors to Security Deposits retained by the Partnership).
          (2) All of the Contracts included in the Collateral constitute “tangible chattel paper” within the meaning of the UCC. The Issuer has transferred to the Trustee the original copies of such tangible chattel paper, and, other than the stamp, if any, in favor of a prior lender that signed a Release Agreement related to a Contract, none of such tangible chattel paper has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than in favor of the Issuer or the Trustee. The Equipment related to each Contract constitutes either “equipment” for purposes of section 9-102(33) of the UCC or “inventory” for purposes of section 9-102(48) of the UCC; provided however, that not more than 5.0% of the Contracts may relate to Equipment that does not constitute “equipment” for purposes of section 9-102(33) of the UCC or “inventory” for purposes of section 9-102(48) of the UCC.
          (3) The Issuer has caused (and will instruct the Servicer to cause), the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest granted in the Collateral to the Trustee hereunder. Each such financing statement will contain a statement that a “purchase of, or security interest in, any collateral described in this financing statement will violate the rights of the Trustee.”
          (4) Each of the Reserve Account, the Collection Account and the Servicer Transition Account constitutes a “securities account” within the meaning of the applicable UCC. As provided in Section 13.02(e), the securities intermediary for the Collection Account, the Reserve Account and the Servicer Transition Account has agreed to treat all assets credited thereto as “financial assets” within the meaning of the UCC and the Issuer has taken all steps necessary to cause the securities intermediary to identify in its records the Trustee as the person having a security entitlement against the securities intermediary in the Collection Account, the Reserve Account and the Servicer Transition Account. None of the Reserve Account, the Collection Account or the Servicer Transition Account is in the name of any person other than the Trustee for the benefit of the Secured Parties. The Issuer has not permitted the securities intermediary of the Collection Account, the Reserve Account or the Servicer Transition Account to comply with entitlement orders of any person other than the Trustee. The Issuer has received all consents and approvals required in connection with the Grant to the Trustee of its interest and rights in the Reserve Account, the Collection Account and the Servicer Transition Account.
          (5) The Lockbox Account constitutes a “deposit account” within the meaning of the applicable UCC. The Issuer has delivered, or has caused the Servicer to deliver, to the Trustee, a fully executed Lockbox Intercreditor Agreement relating to the Lockbox Account, pursuant to which the Lockbox Bank has agreed to comply with all instructions by the Trustee, as securities intermediary thereunder, directing the disposition of funds in the Lockbox Account without further consent by the Issuer or the Servicer. The Issuer has not permitted any Lockbox Bank to comply with any instructions of any other Person regarding withdrawal of funds other than the Trustee and, to the extent permitted under the Transaction Documents, the Servicer. The Lockbox Account is not in the name of any person other than the Issuer, the Trustee or the Lockbox Bank, as securities intermediary under the Lockbox Intercreditor Agreement.
          (6) Other than the security interest granted to the Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer, any Transferor or the Partnership that include a description of collateral that includes the Collateral other than any financing statement that have been terminated or released. The Issuer is not aware of any judgment, ERISA or tax lien filings against the Issuer, the Transferors or the Partnership.
          (7) Notwithstanding any other provision of this Indenture or any other Transaction Document, the representations contained in this Section 12.01(r) shall be continuing and remain in full force and effect, without waiver, until the date on which the Notes have been paid in full, all amounts owed to the Note Insurer have been paid in full, the Note Insurance Agreement has been terminated and the Class A Insurance Policy has been returned to the Note Insurer for cancellation.
          (8) In the event that the sale of a Contract by a Transferor to the Issuer under the Purchase and Sale Agreement and the pledge of such Contract by the Borrower to the Trustee, for the benefit of the Secured Parties, hereunder are insufficient, without a notation on a related Motorized Titled Equipment’s certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which such Motorized Titled Equipment is located, to assign the ownership of such Motorized Titled Equipment to the Issuer or to perfect a security interest in such Motorized Titled Equipment (and the proceeds thereof) in favor of the Trustee, for the benefit of the Secured Parties, the parties hereto agree that (i) the designation of the Originator (or its nominee) under a Lienholder Nominee Agreement, to be executed within 180 days following the first day of inclusion of such Contract secured by such Motorized Titled Equipment in the calculation of the Discounted Pool Balance, as the lienholder on the certificate of title with respect to such Motorized Titled Equipment, is in its capacity as agent of the Issuer and the Trustee, for the benefit of the Secured Parties, as their interests may appear, and (ii) such designation shall be sufficient until such notations are made or additional administrative requirements are fulfilled.
          (9) Any Contract for which the Servicer shall not have within 180 days of the first day of inclusion of such Contract secured by such Motorized Titled Equipment in the calculation of the Discounted Pool Balance, (i) received a Lien Certificate showing the Issuer or the Originator (or its nominee) under a Lienholder Nominee Agreement as secured party with respect to the related Motorized Titled Equipment from the applicable Registrar of Titles and (ii) delivered such Lien Certificate or such evidence to the Custodian, shall no longer be included in the calculation of the Discounted Pool Balance. In the case of any Contract excluded from the calculation of the Discounted Pool Balance pursuant to the previous sentence, the Contract so excluded from the calculation of the Discounted Pool Balance may at a later time be included in the calculation of the Discounted Pool Balance, provided, that the Custodian shall have received a Lien Certificate showing the Issuer or the Originator (or its nominee) under a Lienholder Nominee Agreement as secured party with respect to the related Motorized Titled Equipment from the applicable Registrar of Titles.
     (s) Existing Contracts. As to each Initial Contract and the related Contract Assets, as of the Closing Date: (i) the information set forth in the Contract Schedule with respect to such Contract is true and correct; (ii) except as otherwise described on an Exception Report delivered in connection with the acquisition of such Contract, (A) immediately prior to such Contract’s Acquisition Date, the Servicer (or a custodian designated to hold such Contracts on the Servicer’s behalf) had possession of the original of such Contract and all related Contract Files; (B) each of such documents required to be signed by the Obligor was signed by the Obligor in the appropriate spaces; and (C) the complete Contract Files file for such Contract was delivered to the Custodian; and (iv) as of the date that such Contract was acquired, the Servicer used no selection procedures that identified the Contracts or other Contract Assets being acquired on such date as being less desirable or valuable than other comparable equipment leases or loans owned by the related Transferor.
     Section 12.02 Covenants. The Issuer hereby makes the following covenants for the benefit of the Secured Parties and on which the Trustee relies in accepting the Collateral in trust and in authenticating the Notes and the Note Insurer relies in issuing the Class A Insurance Policy.
     (a) No Liens. Except for the conveyances and grant of security interests hereunder, the Issuer will not sell, pledge, assign, convey, dispose of or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Collateral now existing or hereafter created, or any interest therein prior to the termination of this Indenture pursuant to Section 5.01; the Issuer will notify the Trustee and the Note Insurer in writing of the existence of any Lien on any of the Collateral immediately upon discovery thereof; the Issuer shall promptly discharge (or cause to be discharged) any Lien (other than Permitted Liens) on the Collateral; and the Issuer shall defend the right, title and interest of the Trustee in, to and under the Collateral now existing or hereafter created, against all claims of third parties claiming through or under the Issuer; provided that nothing in this Section 12.02(a) shall prevent or be deemed to prohibit the Issuer from suffering to exist upon any of the Equipment any Liens for municipal or other local taxes and other governmental charges due from the Issuer if such taxes or governmental charges shall not at the time be due and payable or, if the Issuer shall currently be contesting the validity thereof in good faith by appropriate proceedings, nonpayment of such taxes or charges shall not pose any risk of forfeiture of such Equipment, and the aggregate amount at dispute shall not be greater than $50,000.00, unless the Control Party otherwise approves.
     (b) Obligations with Respect to the Contract Assets. The Issuer will do nothing to impair the rights of the Trustee (for the benefit of the Secured Parties) in the Collateral. In addition, to the extent the Issuer actually receives any Collections, it shall deposit or cause to be deposited in the Collection Account within two (2) Business Days of receipt thereof the amount of such Collections in accordance with Section 13.03 and will hold such monies in trust for the Trustee until so deposited. The Issuer agrees to take all such lawful action as the Trustee or the Control Party may request to compel or secure the performance and observance by the Partnership and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Purchase and Sale Agreements, the Assignment Agreements and the Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with such Transaction Documents to the extent and in the manner directed by the Trustee or the Control Party, as applicable, including the transmission of notices of default thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Partnership or the Servicer of each of their obligations thereunder.
     (c) Notice of Default, Etc. The Issuer will deliver to the Trustee, the Note Insurer, the Swap Counterparty and each Holder of Outstanding Notes immediately upon becoming aware of the existence of any condition or event that constitutes a Default, an Event of Default or an Event of Servicing Termination, a written notice describing its nature and period of existence and what action is being taken or proposed to be taken with respect thereto.
     (d) Compliance with Law. The Issuer will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any Governmental Authority applicable to it or the Collateral or any part thereof or necessary for it to perform its responsibilities hereunder and under the other Transaction Documents; provided that the Issuer may contest any act, regulation, order, decree or direction in good faith and in any reasonable manner which shall not adversely affect the rights of the Trustee (for the benefit of the Secured Parties) in the Collateral.
     (e) Preservation of Security Interest. The Issuer shall execute and file such documents requested of it which may be required by law to fully preserve and protect the first priority security interest of the Trustee (for the benefit of the Secured Parties) in the Collateral.
     (f) Maintenance of Office, Etc. The Issuer will not, without providing thirty (30) days’ prior written notice to the Trustee and the Note Insurer and without filing such amendments to any previously filed financing statements as the Trustee or the Note Insurer may require or as may be required in order to maintain the Trustee’s perfected security interest in the Collateral (for the benefit of the Secured Parties), (a) change its jurisdiction of organization or the location of its principal place of business, or (b) change its name, identity or corporate structure in any manner that would make any financing statement or continuation statement filed by the Issuer in accordance with this Indenture seriously misleading within the meaning of Section 9-506 of any applicable enactment of the UCC.
     (g) Further Assurances. The Issuer will make, execute or endorse, acknowledge, and file or deliver to the Trustee and the Control Party from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports, UCC financing statements, and other assurances or instruments and take such further steps relating to the Collateral, as the Trustee or the Note Insurer may reasonably request and reasonably require in connection with the transactions the subject of the Transaction Documents, except that UCC financing statements are not required to have been filed against the related Obligor for any Equipment related to any Contract that had an original equipment cost at origination of less than (A) if such Contract is a secured loan or finance lease that provides for a $1 purchase option, $25,000, or (B) if such Contract provides for a “fair market value” purchase option, $50,000.
     (h) Notice of Liens. The Issuer shall notify the Trustee, the Swap Counterparty and the Note Insurer in writing immediately after becoming aware of any Lien on any portion of the Collateral, except for any Liens on Equipment for municipal or other local taxes due from the Issuer if such taxes shall not at the time be due or payable without penalty or, provided the same are Permitted Liens, if the Issuer shall currently be contesting the validity thereof in good faith by appropriate proceedings, such nonpayment shall not pose any risk of forfeiture of such Collateral and the Issuer shall have set aside on its books adequate reserves with respect thereto.
     (i) Activities of the Issuer. The Issuer (i) shall not engage in any other business than (A) the acquisition, ownership, selling and pledging of the property acquired by it pursuant to any Assignment Agreement, and causing the issuance of, receiving and selling the Notes issued pursuant to this Indenture, (B) the exercise of any powers permitted to limited liability companies under Delaware law which are incidental to the foregoing or necessary to accomplish the foregoing and are not prohibited by the terms of its certificate of formation, its limited liability company agreement or the other Transaction Documents; (ii) will hold such appropriate meetings of its board of managers or distribute appropriate unanimous consents in lieu of a meeting as are necessary to authorize all of the Issuer’s actions that are required by law to be authorized by the board of managers, keep minutes of its meetings and otherwise observe all other customary corporate formalities; (iii) will (A) maintain its books and records separate from the books and records of any other entity, (B) maintain separate bank accounts and no funds of the Issuer shall be commingled with funds of any other entity except as otherwise permitted in the Lockbox Intercreditor Agreement, (C) keep in full effect its existence, rights, privileges, licenses and franchises as a limited liability company under the laws of its applicable state of organization, and will obtain and preserve its “qualification to do business” as a foreign limited liability company in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, (D) cause its managers and officers to act independently and in its interests, (E) cause its board of managers to duly authorize all of its corporate actions and (F) observe all company procedures required by its organizational documents and applicable laws; and (iv) will not (A) dissolve or liquidate in whole or in part, (B) own any subsidiary or lend or advance any moneys to, or make an investment in, any Person, (C) incur any debt in connection with or make any capital expenditures, (D)(1) commence any case, proceeding or other action under any existing or future bankruptcy, insolvency or similar law seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (2) seek appointment of a receiver, trustee, custodian or other similar official for it or any part of its assets, (3) make a general assignment for the benefit of creditors, or (4) take any action in furtherance of, or consenting or acquiescing in, any of the foregoing, (E) make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another’s payment or performance on any obligation or its capability of doing so, or otherwise), endorse or otherwise become contingently liable (directly or indirectly) for the obligations of, or own or purchase any stock, obligations or securities of or any other interest in, or make any capital contribution to, any other Person other than as specifically provided for in the Transaction Documents, (F) merge or consolidate with any other Person, (G) engage in any other action that bears on whether the separate legal identity of the Issuer will be respected, including (1) holding itself out as or permitting itself to be held out as being liable for the debts of any other Person or (2) acting other than in its name and through its duly authorized officers or agents, (H) create, incur, assume, or in any manner become liable in respect of any indebtedness other than the Notes, expenses associated with the Closing Date, trade payables and expense accruals incurred in the ordinary course of business in an amount less than $12,300 at any one time outstanding and which are incidental to its permitted activities, and as provided in or under the Transaction Documents, (I) sponsor or contribute, or contract to or incur any other obligation to contribute to any Pension Plans, or (J) enter into or become party to any agreements or instruments other than the Transaction Documents or any documents or instruments executed pursuant thereto and in connection therewith. So long as any Notes remain Outstanding or any other amounts are owed under the Transaction Documents, the Issuer shall not amend its organizational documents without the prior written consent of the Control Party and, if any Class A Obligations remain outstanding, the Note Insurer and prior written notice to the Rating Agencies and the Trustee. The Issuer shall not make any investment in any Person through the direct or indirect holding of securities or otherwise other than in Eligible Investments. The Issuer shall not declare or pay any dividends, except out of funds released to it under Section 13.03. The Issuer will not have any of its indebtedness guaranteed by the Partnership or any Affiliate of the Partnership. Furthermore, the Issuer will not hold itself out, or permit itself to be held out, as having agreed to pay or as being liable for the debts of the Partnership and the Issuer will not engage in any transactions with the Partnership, except as expressly contemplated by the Transaction Documents and on an arm’s-length basis. The Issuer will not hold the Partnership out to third parties as other than an entity with assets and liabilities distinct from the Issuer. The Issuer will cause any financial statements consolidated with those of the Partnership to state that the Issuer is a separate corporate entity with its own separate creditors who, in any liquidation of the Issuer, will be entitled to be satisfied out of the Issuer’s assets prior to any value in the Issuer becoming available to the Issuer’s equity holders. The Issuer will not act in any other matter that could foreseeably mislead others with respect to the Issuer’s separate identity. Without the prior written consent of the Control Party, the Issuer will not, nor will it permit or allow others to, amend, modify, terminate or waive any provision of any Contract Assets, except to the extent otherwise expressly permissible under the Transaction Documents. Notwithstanding the foregoing, the Servicer may, without the prior written consent of the Control Party, waive any assumption fees, late payment charges, charges for checks returned for insufficient funds, or other fees which may be collected in the ordinary course of servicing the Contracts. The Issuer shall take such actions as the Trustee (at the direction of the Control Party) shall request to enforce the Issuer’s rights under the Contracts, and, at any time during which a Default shall have occurred and be continuing, shall take such actions as are necessary to enable the Trustee (at the direction of the Control Party) to exercise such rights in the Trustee’s own name. On or before May 15 of each year, so long as any of the Notes are Outstanding, the Issuer shall furnish to the Note Insurer, the Trustee and each Noteholder, an Officer’s Certificate confirming that the Issuer is in compliance with its obligations under this Section 12.02(i).
     (j) Directors. The Issuer agrees that at all times, at least one (1) of the directors of the Issuer will be professional directors that are not, and have not been, a director, shareholder, officer or employee of any direct or ultimate parent or Affiliate of the Partnership; provided that an independent director or independent officer may serve in similar capacities for other “special purpose entities” formed by the Partnership and its Affiliates.
     (k) Treatment for Tax Purposes. The Issuer shall treat the Notes as indebtedness of the Issuer and the Collateral as assets owned by the Issuer for purposes of all federal, state and local income taxes, unless and until otherwise required by an applicable taxing authority.
     (l) Information Regarding the Issuer. The Issuer shall, on the written request of the Trustee or the Control Party, on reasonable notice, furnish to the Trustee, the Note Insurer and the Noteholders the books and records of the Issuer maintained pursuant to its limited liability company agreement and any and all other information maintained or held by the Issuer regarding the Issuer or the Collateral.
     (m) Preservation of the Contract Assets. The Issuer shall not assign, sell, pledge, or exchange, or in any way encumber or permit the encumbrance of, or otherwise dispose of, the Contract Assets except as expressly permitted under the Transaction Documents to which it is a party.
     (n) Enforcement of Transaction Documents. Upon request, the Issuer will cooperate with the taking of all actions necessary, and the diligent pursuit of all remedies available to it, in all cases to the extent commercially reasonable, to allow the Control Party and the Trustee in the name of the Issuer to enforce all obligations of the Partnership and the Servicer owing to the Issuer under the Transaction Documents to which such Persons are a party and to secure its rights thereunder.
     (o) Issuer May Not Merge, etc. The Issuer shall not merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person.
     (p) [Reserved.]
     (q) Use of Proceeds. The proceeds from the sale of the Notes may be used by the Issuer solely to pay to or on behalf of the applicable assignor, the Purchase Price owed to it in accordance with the Assignment Agreement for the purchase of Contract Assets, and to pay expenses owed to the Noteholders, the Trustee, the Custodian, the Servicer, the Note Insurer, the Swap Counterparty and the Back-up Servicer related thereto or otherwise associated with the issuance of the Notes. None of the transactions contemplated in this Indenture (including the use of the proceeds from the sale of the Notes) will result in a violation of Section 7 of the Securities and Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including Regulations T, U and X of the Board of Governors of the Federal Reserve System. The Issuer does not own or intend to, and none of the proceeds from the Notes will be used to, carry or purchase any margin securities originally issued by it or any “margin stock” within the meaning of said Regulation U.
     (r) Indemnification. The Issuer shall indemnify and hold harmless the Noteholders and the Note Insurer from and against any loss, liability, expense, damage or injury sustained or suffered by them by reason of any acts, omissions or alleged acts or omissions (i) by the Issuer in the performance of its obligations under the Transaction Documents (including any violation of any applicable laws by the Issuer as a result of the transactions contemplated by this Indenture) to which it is a party, or (ii) arising out of the activities of any of them with respect to the Collateral, including enforcement of rights and remedies against the Issuer under the Transaction Documents to which it is a party and any judgment, award, settlement, reasonable attorneys’ fees and other expenses reasonably incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided that the Issuer shall not indemnify the Noteholders or the Note Insurer if such loss, liability, expense, damage or injury is due to such Person’s gross negligence, willful misconduct, willful misfeasance or bad faith in the performance of its rights or duties hereunder. Any indemnification pursuant to this Section shall only be payable, subject to the priority of payments in Section 13.03, from the assets of the Issuer released from the Collateral except as otherwise expressly provided in the Transaction Documents. The provisions of this indemnity shall survive the termination of this Indenture.
     (s) Taxes. The Issuer shall pay and discharge all taxes and governmental charges upon it or against any of its properties or assets or its income prior to the date after which penalties attach for failure to pay, except (a) to the extent that the Issuer shall be contesting in good faith in appropriate proceedings its obligation to pay such taxes or charges, and adequate reserves having been set aside for the payment thereof and no Lien has been created on any of its assets in connection therewith, or (b) with respect to such taxes and charges which are not material in either nature or amount such that any failure to pay or discharge them, and any resulting penalties, either in any one instance or in the aggregate, would not materially and adversely affect the financial condition, operations, activities or prospects of the Issuer or the interests of each Noteholder and/or the Note Insurer under this Indenture, a Note or any other Transaction Document, and no Lien has been created on any of the Issuer’s assets in connection therewith.
     (t) No Adverse Transactions. The Issuer shall not enter into any transaction which adversely affects the Collateral or any Secured Party’s rights under this Indenture, a Note or any other Transaction Document.
     (u) Transactions by Issuer. None of the Noteholders, the Swap Counterparty or the Note Insurer shall have any obligation to authorize the Issuer to, and the Issuer shall not (without the prior written consent of the Majority Holders and the Control Party), enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Person (including, without limitation any Affiliate, any shareholder, director, manager, officer or employee (or any relative thereof) of the Issuer or any such Affiliate) unless such transaction is (a) expressly permitted under this Indenture or any other Transaction Document, (b) in the ordinary course of conducting the Issuer’s permitted activities and (c) upon fair and reasonable terms no less favorable to the Issuer than it would obtain in a comparable arm’s-length transaction.
     (v) Further Limitations on Actions. The Issuer shall not do any of the following without the consent of the Control Party: (i) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of the Issuer’s membership interests, except in connection with employment or similar agreements with officers and directors of the Issuer, or (ii) make any change in the Issuer’s capital structure (except for permitted redemptions or prepayments of the Notes hereunder), or (iii) make any material change in any of its objectives, purposes or operations.
     (w) Rule 144A Information. With respect to the Holder of any Note, the Issuer shall promptly furnish or cause to be furnished to such Holder or to a prospective purchaser of such Note designated by such Holder, as the case may be, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act (“Rule 144A Information”) in order to permit compliance by such Holder with Rule 144A in connection with the resale of such Note by such Holder; provided, however, that the Issuer shall not be required to furnish Rule 144A Information in connection with any request made on or after the date which is three years from the later of (a) the date such Note (or any predecessor Note) was acquired from the Issuer or (b) the date such Note (or any predecessor Note) was last acquired from an “affiliate” of the Issuer within the meaning of Rule 144 under the Securities Act; and provided, further, that the Issuer shall not be required to furnish such information at any time to a prospective purchaser located outside the United States who is not a U.S. Person if such Note may then be sold to such prospective purchaser in accordance with Rule 904 under the Securities Act (or any successor provision thereto).
     (x) Luxembourg Listing. The Issuer shall take all reasonable measures to have the Notes admitted for trading on the Euro MTF Market, and, for so long as the Notes are admitted for trading on the Euro MTF Market, (i) take all reasonable measures to maintain such listing and (ii) maintain a paying agent and a listing agent in Luxembourg.
ARTICLE XIII
ACCOUNTS AND ACCOUNTINGS
     Section 13.01 Collection of Money. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture. The Trustee shall, upon request from the Servicer, provide the Servicer with sufficient information regarding the amount of collections with respect to the Contract Assets and the other Collateral received by the Trustee in any accounts held in the name of the Trustee to permit the Servicer to perform its duties under the Servicing Agreement. The Trustee shall hold all such money and property so received by it as part of the Collateral and shall apply it as provided in this Indenture. If any Contract becomes a Defaulted Contract, the Trustee, upon the request of the Issuer or the Servicer, may, and upon the request of the Control Party shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to deem a Contract a “Defaulted Contract” for purposes of the Transaction Documents and to claim a Default or Event of Default under this Indenture and to proceed thereafter as provided in Article VI.
     Section 13.02 Establishment of Trust Accounts. (a) Prior to the Closing Date, the Issuer established, and as of the Closing Date the Issuer maintains, with the Trustee (i) a segregated, non-interest bearing trust account (the “Reserve Account”) for the deposit and retention of amounts required to be maintained therein; (ii) a segregated, non-interest bearing trust account (the “Collection Account”) for the receipt and/or retention (as applicable) of (A) Collections, (B) Partnership Advances, (C) any interest or other earnings earned on all or part of the funds in any of the Collection Account or on any other Collateral and any other amounts, if any, remitted by the Issuer pursuant to Section 13.02(d), (D) amounts received in accordance with Section 11.02(b) in connection with a redemption of Outstanding Notes in accordance with Article XI, (E) amounts transferred from the Reserve Account or the Servicer Transition Account in accordance with the terms of this Indenture and (F) amounts transferred from the Lockbox Account in accordance with the Servicing Agreement, with an administrative sub-account (the “Principal Distribution Account”) for the purpose of making distributions of principal in accordance with Section 13.03 hereof; (iii) a segregated, non-interest bearing trust account (the “Servicer Transition Account”) for the deposit and retention of amounts required to be maintained therein. The Collection Account, the Reserve Account and the Servicer Transition Account are collectively referred to as the “Trust Accounts.”
     (b) The Trust Accounts shall be in the name of the Trustee on behalf of the Noteholders and the Note Insurer at the Corporate Trust Office, which shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Secured Parties. Funds in each Trust Account shall not be commingled with any other monies. The Trustee shall ensure that the Trust Accounts are at all times Eligible Accounts. All payments to be made from time to time by the Issuer to the Noteholders and other Persons out of funds in any Trust Account pursuant to this Indenture shall be made by the Trustee or the Paying Agent. All monies deposited from time to time in the Trust Accounts pursuant to this Indenture shall be held by the Trustee as part of the Collateral as herein provided.
     (c) Upon direction of the Servicer, the Trustee shall invest the funds in or credited to any or all of the Trust Accounts in Eligible Investments. The direction of the Servicer shall specify the Eligible Investments in which the Trustee shall invest, shall state that the same are Eligible Investments and shall further specify the percentage of funds to be invested in each Eligible Investment. No such Eligible Investment shall mature later than the Business Day preceding the next following Payment Date. In the absence of direction of the Servicer, the Trustee shall invest funds in the Trust Accounts in Eligible Investments described in clause (g) of the definition thereof. Eligible Investments for funds in or credited to the Trust Accounts shall be made in the name of the Trustee for the benefit of the Secured Parties.
     (d) Any proceeds, payments, income or other gain from investments in Eligible Investments made in respect of funds in or credited to the Trust Accounts, as outlined in (c) above, shall be credited to the respective Trust Account from which such funds were derived. The Trustee shall not be liable for any loss incurred on any funds invested in Eligible

Investments pursuant to the provisions of this Section (other than losses from nonpayment of investments in obligations of U.S. Bank National Association issued in its capacity other than as Trustee). In no event shall the Trustee be liable for the selection of investments or for losses incurred as a result of the liquidation of any investment prior to its Stated Maturity Date or for the failure of any appropriate Person to provide timely written investment direction.
     (e) Each party hereto agrees that each of the Trust Accounts constitutes a “securities account” within the meaning of Article 8 of the UCC and in such capacity U.S. Bank National Association shall be acting as a “securities intermediary” within the meaning of 8-102 of the UCC and that, regardless of any provision in any other agreement, for purposes of the UCC, the State of New York shall be deemed to be the “securities intermediary’s jurisdiction” under Section 8-110 of the UCC. The Trustee shall be the “entitlement holder” within the meaning of Section 8-102(a)(7) of the UCC with respect to the Trust Accounts. In furtherance of the foregoing, U.S. Bank National Association, acting as a “securities intermediary,” shall comply with “entitlement orders” within the meaning of Section 8-102(a)(8) of the UCC originated by the Trustee with respect to the Trust Accounts, without further consent by the Issuer. Each item of property (whether investment property, financial asset, security, instrument or cash) credited to each Trust Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC. All securities or other property underlying any financial assets credited to each Trust Account shall be registered in the name of the Trustee or indorsed to the Trustee or in blank and in no case will any financial asset credited to any Trust Account be registered in the name of the Issuer, payable to the order of the Issuer or specially indorsed to the Issuer except to the extent the foregoing have been specially indorsed to the Trustee or in blank. The Trust Accounts shall be under the sole dominion and control (as defined in Section 8-106 of the UCC) of the Trustee and the Issuer shall have no right to close, make withdrawals from, or give disbursement directions with respect to, or receive distributions from, the Collection Account or the Reserve Account, except in accordance with Section 13.03, or with respect to the Servicer Transition Account, the Issuer shall have no right to close, make withdrawals from, or give disbursement directions with respect to, or receive distributions from, the Servicer Transition Account, except in accordance with Section 13.05.
     (f) In the event that U.S. Bank National Association, as securities intermediary, has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Trust Accounts or any security entitlement credited thereto, it hereby agrees that such security interest shall be subordinate to the security interest created by this Indenture and that the Trustee’s rights to the funds on deposit therein shall be subject to Section 13.03. The financial assets credited to, and other items deposited to the Trust Accounts will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than as created pursuant to this Indenture.
     Section 13.03 Collection Account. (a) Except as otherwise expressly provided herein, all amounts received by the Issuer other than (i) proceeds of the sale of the Notes to the Initial Purchaser, (ii) the Initial Reserve Deposit deposited in the Reserve Account, (iii) amounts deposited in the Servicer Transition Account or (iv) amounts erroneously credited to the Issuer for which the Control Party has provided its prior consent to the application thereof, shall be deposited in the Collection Account until applied, together with funds from the Reserve Account in accordance with this Section 13.03.

     (b) By no later than 1:00 p.m. (New York time) on each Payment Date, after making all transfers and deposits to the Collection Account pursuant to Section 13.03, Section 13.04(b) and Section 9.01(c), the Trustee shall withdraw from the Collection Account, all funds (1) received during or with respect to the related Collection Period and (2) transferred from the Reserve Account to make the disbursements of Required Payments set forth in Sections 13.03 (c) or (e), as applicable, and shall make such disbursements in the order set forth therein in accordance with the provisions of and instructions on the Monthly Servicing Report; provided that, if the Trustee shall not have received the Monthly Servicing Report, (x) the Trustee shall withdraw from the Collection Account amounts verified by the Control Party as needed to pay any Required Payments, (y) the Trustee shall distribute such funds in order to make such payments to the appropriate Persons and (z) upon subsequent receipt of the Monthly Servicing Report, or such other information as may be required by the Trustee, the Trustee shall pay each such other amounts set forth below, all as set forth in the Monthly Servicing Report or in such other information delivered to the Trustee; provided further that amounts deposited in the Collection Account in accordance with Section 11.02(b) shall be disbursed in accordance with Section 11.04 and not this Section 13.03;
     (c) On each Payment Date, so long as no Event of Default has occurred and is continuing and the maturity of the Notes has not been accelerated, the Trustee shall make the following payments from the Available Funds then on deposit in the Collection Account (after required deposits therein from the Reserve Account and the Servicer Transition Account) in the following order of priority (to the extent funds are available therefor):
     (i) to the Partnership, any unreimbursed Partnership Advances;
     (ii) to the Partnership (as agent for the Servicer), or if LEAF Financial Corporation is no longer the Servicer, to the Servicer, the Servicer Fee then due, together with any accrued and unpaid Servicer Fees from prior Collection Periods;
     (iii) to the Partnership, or if LEAF Financial Corporation is no longer the Servicer, to the Servicer, the Servicing Charges, if any, deposited in the Collection Account;
     (iv) to the Trustee and the Back-up Servicer, the Trustee Fees (which includes fees to be paid to any successor Servicer) and Back-up Servicer Fees then due, together with any unpaid Trustee Fees (which includes fees due to any successor Servicer) and Back-up Servicer Fees from prior Collection Periods (subject to certain limitations set forth in this Indenture), and any unpaid Servicing Transition Costs in an amount not to exceed in the aggregate $250,000;
     (v) to the Swap Counterparty, the net amount payable, if any, to the Swap Counterparty under the Swap Agreement, other than any Swap Termination Amounts, indemnities, taxes and other amounts not constituting scheduled payments;
     (vi) to the Class A-1 Noteholders, the Class A-2 Noteholders and the Class A-3 Noteholders, on a pro rata-pari passu basis the related Note Interest;
     (vii) to the Note Insurer, any accrued and unpaid Insurer Premium;

     (viii) to the Note Insurer, any Reimbursement Amounts then due and owing to the Note Insurer in respect of Interest on the Class A Notes;
     (ix) to the Principal Distribution Account, an amount equal to the First Priority Principal Distribution Amount;
     (x) to the Class B Noteholders, the related Note Interest;
     (xi) to the Principal Distribution Account, an amount equal to the Second Priority Principal Distribution Amount; provided that, after all principal on the Class A Notes has been paid in full, any Reimbursement Amounts then due and owing to the Note Insurer shall be paid before remitting amounts to the Principal Distribution Account to pay principal on the Class B Notes;
     (xii) to the Reserve Account, the amount, if any, necessary to cause the amount on deposit therein to equal the Reserve Required Amount for such Payment Date;
     (xiii) to the Note Insurer, any other Reimbursement Amounts then due and owing to the Note Insurer;
     (xiv) to the Swap Counterparty, any Swap Termination Amounts, indemnities, taxes and other amounts not constituting regularly scheduled payments;
     (xv) to the Servicer, the Trustee, the Partnership and the Backup Servicer, any other amounts due to such parties as expressly provided in the Indenture;
     (xvi) if a Cumulative Net Loss Trigger Event has occurred, notwithstanding that the Required Reserve Amount for such Payment Date is met, to the Reserve Account any remaining portion of Available Funds constituting Residual Receipts; and
     (xvii) to the Issuer, any remaining Available Funds.
     (d) On each Payment Date, so long as no Event of Default has occurred and is continuing and the maturity of the Notes has not been accelerated, the Trustee shall make the following payments from amounts on deposit in the Principal Distribution Account in the following order of priority:
     (i) to the Class A-1 Noteholders in reduction of principal until the Outstanding Note Balance of the Class A-1 Notes has been reduced to zero;
     (ii) to the Class A-2 Noteholders in reduction of principal until the Outstanding Note Balance of the Class A-2 Notes has been reduced to zero;
     (iii) to the Class A-3 Noteholders in reduction of principal until the Outstanding Note Balance of the Class A-3 Notes has been reduced to zero; and
     (iv) to the Class B Noteholders in reduction of principal until the Outstanding Note Balance of the Class B Notes has been reduced to zero.

     No amount will be deposited to or distributed from the Principal Distribution Account after the occurrence of an Event of Default and the acceleration of the maturity of the Notes.
     (e) On each Payment Date after the occurrence of an Event of Default and the acceleration of the maturity of the Notes, the Trustee shall make the following payments from amounts on deposit in the Collection Account in the following order of priority (to the extent funds are available therefor):
     (i) to the Partnership, any unreimbursed Partnership Advances;
     (ii) to the Partnership (as agent for the Servicer), or if LEAF Financial Corporation is no longer the Servicer, to the Servicer, the Servicer Fee then due, together with any accrued and unpaid Servicer Fees from prior Collection Periods;
     (iii) to the Partnership, or if LEAF Financial Corporation is no longer the Servicer, to the Servicer, the Servicing Charges, if any, deposited in the Collection Account;
     (iv) to the Trustee and the Back-up Servicer, the Trustee Fees (which includes fees to be paid to any Successor Servicer) and Back-up Servicer Fees then due, together with any unpaid Trustee Fees (which includes fees due to any successor Servicer) and Back-up Servicer Fees from prior Collection Periods (subject to certain limitations set forth in this Indenture), and any unpaid Servicing Transition Costs in an amount not to exceed in the aggregate $250,000;
     (v) to the Swap Counterparty, the net amount payable, if any, to the Swap Counterparty under the Swap Agreement, other than any Swap Termination Amounts, indemnities, taxes and other amounts not constituting scheduled payments;
     (vi) to the Note Insurer, any accrued and unpaid Insurer Premium;
     (vii) to the Class A-1 Noteholders, the Class A-2 Noteholders and the Class A-3 Noteholders, ratably according to the total amount of Note Interest due and payable to such Classes of Notes;
     (viii) to the Note Insurer, any Reimbursement Amounts then due and owing to the Note Insurer in respect of the Class A Notes;
     (ix) to the Class A-1 Noteholders in reduction of principal until the Outstanding Note Principal Balance of the Class A-1 Notes is reduced to zero;
     (x) to the Class A-2 Noteholders and the Class A-3 Noteholders, ratably according to their Outstanding Note Balances, until the Outstanding Note Principal Balance of such Classes of Notes is reduced to zero;
     (xi) to the Note Insurer, any other Reimbursement Amounts then due and owing to the Note Insurer;

     (xii) to the Class B Noteholders, the total amount of Note Interest due and payable;
     (xiii) to the Class B Noteholders in reduction of principal until the Outstanding Note Balance of the Class B Notes has been reduced to zero;
     (xiv) to the Swap Counterparty, any Swap Termination Amounts, indemnities, taxes and other amounts not constituting regularly scheduled payments;
     (xv) to the payment of all reasonable costs and expenses incurred by any Noteholder in connection with the enforcement of its rights hereunder or under the Notes, ratably, without preference or priority of any kind; and
     (xvi) to the payment of any surplus to or at the written direction of the Issuer.
     (f) On the related Redemption Date, the Trustee shall withdraw the sum of the applicable Redemption Price from the Collection Account, and the Paying Agent shall remit the Redemption Price to the applicable Noteholders.
     Section 13.04 Reserve Account. (a) On the Closing Date, the Issuer shall deposit, or cause to be deposited, into the Reserve Account an amount equal to 4.25% of the aggregate Discounted Pool Balance as of the Closing Date. Thereafter, on each Payment Date after payments of certain fees and expenses and payments of interest and principal on the Notes, all remaining Available Funds will be deposited in the Reserve Account in accordance with Section 13.03 until the amount on deposit therein is equal to the Reserve Required Amount. Furthermore, on any Payment Date, notwithstanding that the amounts on deposit in the Reserve Account are at least equal to the Required Reserve Amount, if a Cumulative Net Loss Trigger Event has occurred, all remaining Available Funds that constitute Residual Receipts shall be deposited to the Reserve Account prior to any payments made to the Issuer.
     (b) Except if the Notes have been accelerated after the occurrence and continuance of an Event of Default, if on any Payment Date, amounts on deposit in the Collection Account are insufficient to pay in full the Required Payments, the Trustee shall withdraw, to the extent of funds on deposit in the Reserve Account, the amount of such insufficiency and deposit such amount to the Collection Account to be used as Available Funds. Upon the occurrence of any Event of Default that results in acceleration of the Notes and is not waived or cured on or before the next Payment Date, all funds maintained in the Reserve Account shall be transferred to the Collection Account. On the Stated Maturity Date, and at the option of the Issuer in connection with any redemption pursuant to Article XI, any remaining funds on deposit in the Reserve Account shall be deposited in the Collection Account and distributed in accordance with Section 13.03.
     Section 13.05 Servicer Transition Account. (a) On the Closing Date, the Issuer shall deposit, or cause to be deposited, into the Servicer Transition Account an amount equal to $250,000.
     (b) On each Payment Date following the occurrence of an Event of Servicing Termination, the Trustee shall withdraw from the Servicer Transition Account an amount equal to the lesser of (i) the Transition Costs then due and (ii) the amount that is then credited to the Servicer Transition Account, and deposit such funds in the Collection Account for the payment of properly invoiced Transition Costs in accordance with Section 13.03.
     (c) On the Stated Maturity Date, and at the option of the Issuer in connection with any redemption pursuant to Article XI, any remaining funds on deposit in the Servicer Transition Account shall be deposited in the Collection Account and distributed in accordance with Section 13.03.
     Section 13.06 Reports to the Noteholders. (a) On each Payment Date, the Trustee will make available to each Noteholder the amount which represents principal and the amount which represents interest, and shall contemporaneously advise the Issuer of all such payments. The Trustee may satisfy its obligation under this Section by delivering the Monthly Servicing Report to each Noteholder and the Note Insurer.
     The Trustee will make the Monthly Servicing Report available to the Noteholders and the Note Insurer, via the Trustee’s Internet website, and, with the consent or at the direction of the Issuer, such other information regarding the Notes and/or the Contracts as the Trustee may have in its possession, but only with the use of a password provided by the Trustee or its agent to such Person. The Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility for the contents thereof.
     The Trustee’s Internet website initially shall be located at www.usbank.com/abs or at such other address as shall be specified by the Trustee from time to time in writing to the Noteholders and the Note Insurer. In connection with providing access to the Trustee’s Internet Website, the Trustee may require registration and the acceptance of a disclaimer. The Trustee shall not be liable for errors in the dissemination of information in accordance with this Indenture.
     Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles.
     (b) At least annually, or as otherwise required by law, the Servicer shall prepare or cause to be prepared, and the Trustee shall distribute to the Noteholders, the Swap Counterparty and the Note Insurer, any 1099 form, or other tax information or statements as are required by applicable tax law.
     Section 13.07 Monthly Servicing Reports. No later than 12:00 p.m. (New York time) on each Determination Date, the Servicer shall deliver the Monthly Servicing Report to the Trustee, the Back-up Servicer, the Swap Counterparty, the Note Insurer and each Rating Agency. No later than 12:00 noon (New York time) on the following Verification Date, the Back-up Servicer shall verify the information contained in the Monthly Servicing Report based on the information used by the Servicer to generate the Monthly Servicing Report and provided to the Back-up Servicer in accordance with the Servicing Agreement and shall notify the Issuer, the Trustee and the Control Party of any discrepancies therein or the need for any additional information to complete such verification, and the Servicer shall promptly re-issue a revised Monthly Servicing Report addressing such discrepancies and such information request which revised Monthly

Servicing Report shall supersede the prior report for purposes of making the distributions described in Section 13.03. If the Trustee receives a notice of discrepancies but does not receive a revised Monthly Servicing Report by the close of business on the Business Day preceding the Payment Date, the Trustee shall withdraw from the Collection Account only such amounts verified by the Control Party as needed to pay amounts owing under clauses (i) through (vii) of Section 13.03(c) or clauses (i) through (xi) of Section 13.03(e) and shall distribute such funds in accordance with the priorities set forth in Section 13.03. The Monthly Servicing Report shall include the information specified in the form of Monthly Servicing Report attached to the Servicing Agreement, as such form may be modified from time to time with the consent of the Servicer, the Back-up Servicer, the Control Party.
ARTICLE XIV
PROVISIONS OF GENERAL APPLICATION
     Section 14.01 General Provisions. All of the provisions of this Article shall apply to this Indenture.
     Section 14.02 Acts of Noteholders.
     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.
     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.
     (c) The ownership of Notes shall be proved by the Note Register.
     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Noteholder of any Note shall bind the Noteholder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.
     Section 14.03 Notices. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or the Control Party or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with any party hereto shall be sufficient for every purpose hereunder if in writing and telecopied (with written confirmation of receipt), mailed by registered mail, overnight bonded courier or personally delivered, and addressed to the appropriate address below (or such other address as may be provided to the other parties and the Note Insurer in writing from time to time) (the Note Insurer shall be copied on all notices sent hereunder):
     (a) to the Trustee at 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107, telecopier number 651-495-8090, Attention: LEAF II Receivables Funding, LLC, Equipment Contract Backed Notes, Series 2007-1;
     (b) to the Custodian at 1133 Rankin Street, EP-MN-TMZD, St. Paul, MN 55116 telecopy number: 651-695-6102, Attention: LEAF II Receivables Funding, LLC, Equipment Contract Backed Notes, Series 2007-1;
     (c) to the Servicer at 1818 Market Street, 9th Floor, Philadelphia, PA 19103, telecopy number: 215-640-6363, Attention: Miles Herman;
     (d) to the Issuer at 1818 Market Street, 9th Floor, Philadelphia, PA 19103, telecopy number: 215-640-6363, Attention: Miles Herman;
     (e) to the Back-up Servicer at 1310 Madrid Street, Suite 103, Marshall, MN 56258, telecopy number: 866-806-0775, Attention: Joseph Andries, Re: LEAF II Receivables Funding, LLC, Equipment Contract Backed Notes, Series 2007-1;
     (f) to the Note Insurer at 1221 Avenue of the Americas, New York, New York 10020-1001, telecopy number: 212-478-3587, Attention: Surveillance, Re: LEAF II Receivables Funding, LLC, Policy Number CA03695A;
     (g) to S & P at Standard & Poor’s, 55 Water Street, New York, New York 10041-0003;
     (h) to Moody’s at Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10007; or
     (i) to Fitch, at 1 State Street, New York, New York 10004.
     Section 14.04 Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and telecopied (with written confirmation of receipt from each addressee), mailed by registered mail, overnight bonded courier or delivered personally to each Noteholder affected by such event, at its address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case in which notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice which is mailed in the manner herein provided shall conclusively be presumed to have been duly given.
     Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to the Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.
     Section 14.05 Successors and Assigns. All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.
     Section 14.06 Severability; No Waiver. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. No failure on the part of the Trustee, the Control Party or any Noteholder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
     Section 14.07 Benefits of Indenture Limited to Parties and Express Third Party Beneficiaries. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, the Noteholders and the Note Insurer and any of their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Indenture or under the Notes. Each of the Noteholders, the Swap Counterparty and the Note Insurer and their permitted successors and assigns are express third party beneficiaries of this Indenture each entitled to enforce the provisions hereof as if a party hereto.
     Section 14.08 Legal Holidays. In any case in which the date of any Payment Date, or the Stated Maturity Date of any Note shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment of principal or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Stated Maturity Date or Payment Date.
     Section 14.09 Governing Law; Waiver of Jury Trial; Consent to Jurisdiction.
     (a) This Indenture and each Note shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein, except to the extent that the perfection or effect of perfection of the security interests granted hereunder are governed by the laws of a jurisdiction other than the State of New York. Section 5-1401 and Section 5-1402 of the New York General Obligations Law shall be applicable.
     (b) The Issuer hereby agrees to the jurisdiction of any federal court located within the State of New York, and waives personal service of any and all process upon it and consents that all such service of process be made by registered mail directed to the Issuer at the address set forth in Section 14.03 hereof and service so made shall be deemed to be completed five (5) days after the same shall have been deposited in the U.S. mails, postage prepaid. With respect to the foregoing consent to jurisdiction, the Issuer hereby waives any objection based on forum non conveniens, and any objection to venue of any action instituted hereunder and consents to the granting of such legal or equitable relief as is deemed appropriate by the court.
     (c) The Issuer hereby waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise among the parties hereto or otherwise arising out of, connected with, related to, or incidental to the relationship between them in connection with this Indenture. Instead, any dispute resolved in court will be resolved in a bench trial without a jury. Nothing in this Section 14.09 shall affect the right of the Trustee, the Control Party or any Noteholder to serve legal process in any other manner permitted by law or to bring any action or proceeding against the Issuer or its property in the courts of any other jurisdiction.
     Section 14.10 Counterparts; Entire Agreement. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Indenture shall be as effective as delivery of the original executed counterpart. This Indenture, together with the exhibits hereto and the other written Transaction Documents referenced herein, sets forth the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.
     Section 14.11 Notifications. Notwithstanding any provision to the contrary contained in this Indenture, all reports, notices, communications and consents which are required, by the terms of this Indenture, to be delivered by the Noteholders or the Note Insurer, shall be required to be delivered to the Trustee in writing.
     Section 14.12 No Petition. During the term of this Indenture and for one year and one day after payment in full of all obligations of the Issuer under the Transaction Documents, none of the parties hereto or any Affiliate thereof, the Note Insurer or any Noteholder will file any involuntary petition against the Issuer or otherwise institute, or cooperate with or encourage any other Person to file or otherwise institute, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or any other proceedings under federal or state bankruptcy or similar law against or concerning the Issuer; provided that if such proceeding shall have commenced, nothing herein shall preclude the Note Insurer or any Noteholder from filing a proof of claim in any such proceeding. Notwithstanding the foregoing, the Control Party shall have the right to institute (or cause the Trustee to institute) any such involuntary petition against the Issuer or otherwise institute, or cooperate with or encourage any other Person to file or otherwise institute, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or any other proceedings under federal or state bankruptcy or similar law against or concerning the Issuer.
     Section 14.13 Assignment.
     Notwithstanding anything to the contrary contained herein, this Indenture may not be assigned by the Issuer.

     In Witness Whereof, the Issuer, the Trustee and the Custodian have caused this Indenture to be duly executed by their respective duly authorized officers as of the date and year first above written.

LEAF II Receivables Funding, LLC, as Issuer
By:	/s/ Miles Herman
	Name:	Miles Herman
	Title:	President and COO

U.S. Bank National Association, as Trustee
By:	/s/ Diane L. Reynolds
	Name:	Diane L. Reynolds
	Title:	Vice President

U.S. Bank National Association, as Custodian
By:	/s/ Diane L. Reynolds
	Name:	Diane L. Reynolds
	Title:	Vice President